                        ZENITH EXECUTIVE ADVANTAGE 2000

                          Flexible Premium Adjustable
                       Variable Life Insurance Policies

                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

  The Policy provides premium flexibility and a death benefit. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

  You may choose among three death benefit options. One provides a fixed death benefit equal to the Policy's face amount. One provides a death benefit that may vary daily with the investment experience of the Eligible Funds. One provides a death benefit equal to the Policy's face amount plus premiums paid (less partial surrenders). Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

  You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

  NEW ENGLAND ZENITH FUND              METROPOLITAN SERIES FUND, INC.


  Back Bay Advisors Bond Income Series Putnam Large Cap Growth Portfolio*
  Back Bay Advisors Managed Series     Janus Mid Cap Portfolio*
  Back Bay Advisors Money Market       Russell 2000(R) Index Portfolio*
  Series

  Capital Growth Series                VARIABLE INSURANCE PRODUCTS FUND ("VIP")

  Westpeak Growth and Income Series
  Westpeak Stock Index Series          Overseas Portfolio
  Balanced Series                      Equity-Income Portfolio
  Loomis Sayles Small Cap Series       High Income Portfolio
  Alger Equity Growth Series           VARIABLE INSURANCE PRODUCTS FUND II
  Davis Venture Value Series             ("VIP II")


  Harris Oakmark Mid Cap Value Series
  Morgan Stanley International Magnum  Asset Manager Portfolio
  Equity Series
  MFS Investors Series

  MFS Research Managers Series

  You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account. The first net premium for the Policy generally is credited with net investment experience equal to that of the Zenith Money Market Sub-Account until the day that we mail the confirmation for the initial premium (in some states, until 15 days after the date we mail the initial premium confirmation). Thereafter, we invest the Policy's cash value according to your instructions.

  You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage.
----------
*Availability is subject to any necessary state insurance department approvals.

  DURING THE FOURTH QUARTER OF 2000, WE ANTICIPATE REPLACING THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES WITH THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC, SUBJECT TO REGULATORY APPROVALS.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS
HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GLOSSARY...................................................................  A-4
INTRODUCTION TO THE POLICIES...............................................  A-5
  The Policies.............................................................  A-5
  Availability of the Policy...............................................  A-7
  Policy Charges...........................................................  A-7
  How the Policy Works..................................................... A-10
  Communications and Payments.............................................. A-11
  NELICO................................................................... A-11
POLICY VALUES AND BENEFITS................................................. A-13
  Death Benefit............................................................ A-13
  Guaranteed Death Benefit Rider........................................... A-14
  Death Proceeds Payable................................................... A-15
  Change in Death Benefit Option........................................... A-15
  Cash Value............................................................... A-15
  Allocation of Net Premiums............................................... A-16
  Amount Provided for Investment under the Policy.......................... A-16
  Right to Return the Policy............................................... A-17
CHARGES AND EXPENSES....................................................... A-17
  Deductions from Premiums................................................. A-17
  Deductions from Cash Value............................................... A-18
  Charges Against the Eligible Funds....................................... A-20
  Special Arrangements..................................................... A-20
PREMIUMS................................................................... A-21
  Flexible Premiums........................................................ A-21
  Lapse and Reinstatement.................................................. A-22
OTHER POLICY FEATURES...................................................... A-22
  Increase in Face Amount.................................................. A-22
  Loan Provision........................................................... A-23
  Surrender................................................................ A-24
  Partial Surrender........................................................ A-24
  Reduction in Face Amount................................................. A-24
  Investment Options....................................................... A-25
  Transfer Option.......................................................... A-25
  Dollar Cost Averaging.................................................... A-25
  Asset Rebalancing........................................................ A-26
  Substitution of Insured Person........................................... A-26
  Payment of Proceeds...................................................... A-26
  24 Month Right........................................................... A-27
  Payment Options.......................................................... A-27
  Additional Benefits by Rider............................................. A-28
  Policy Owner and Beneficiary............................................. A-28
THE VARIABLE ACCOUNT....................................................... A-29
  Investments of the Variable Account...................................... A-29
  Investment Management.................................................... A-31
THE FIXED ACCOUNT.......................................................... A-32
  General Description...................................................... A-32
  Values and Benefits...................................................... A-32
  Policy Transactions...................................................... A-32

                                                                            PAGE
                                                                            ----
NELICO'S DISTRIBUTION AGREEMENT............................................ A-33
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY........................... A-34
  Misstatement of Age or Sex............................................... A-34
  Suicide.................................................................. A-34
TAX CONSIDERATIONS......................................................... A-35
  Introduction............................................................. A-35
  Tax Status of the Policy................................................. A-35
  Tax Treatment of Policy Benefits......................................... A-35
  NELICO's Income Taxes.................................................... A-37
MANAGEMENT................................................................. A-38
VOTING RIGHTS.............................................................. A-40
RIGHTS RESERVED BY NELICO.................................................. A-41
TOLL-FREE NUMBERS.......................................................... A-41
REPORTS.................................................................... A-41
ADVERTISING PRACTICES...................................................... A-41
LEGAL MATTERS.............................................................. A-42
REGISTRATION STATEMENT..................................................... A-42
EXPERTS.................................................................... A-42
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
 AND ACCUMULATED PREMIUMS.................................................. A-43
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION.............................. A-48
APPENDIX C: LONG TERM MARKET TRENDS........................................ A-62
APPENDIX D: TAX INFORMATION................................................ A-64
APPENDIX E: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST........ A-65
FINANCIAL STATEMENTS....................................................... AA-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

  EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

  FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

  INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.

  NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

  NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

  TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

  YOU. "You" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

  The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment. Policies are issued as part of a "case", where a number of Policies share a common factor (for example, a corporate owner).

  Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

  --You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

  --You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios, in some cases after an initial period in the Zenith Back Bay Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose among three death benefit options under the Policy. The first option provides a death benefit equal to the Policy's face amount. The second option provides a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The third option provides a death benefit equal to the face amount plus premiums paid, less all partial surrenders. The death benefit in each case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  --After the first Policy year, you may increase in some circumstances or decrease the Policy's face amount. (See "Increase in Face Amount" and "Reduction in Face Amount".)

  --If it is available to you and you elect the Guaranteed Death Benefit rider, then regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid less any partial surrenders and outstanding Policy loan plus accrued loan interest at least equals certain minimum amounts. (See "Death Benefit" and "Guaranteed Death Benefit Rider".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --Beginning 15 days after we mail the initial payment confirmation, the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New York) without our consent. Currently we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege and a partial surrender feature are also available. (See
    "Loan Provision" and "Partial Surrender".)

  --If you surrender the Policy in the first two Policy years, we refund to you the total sales charges we deducted on premiums paid in the first Policy year. (See "Charges and Expenses" and "Surrender".)

  --Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, we believe that loans under the Policy during the first 10 Policy years will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. The tax consequences of a policy loan after the tenth policy year are not clear. You should consult a tax advisor if you intend to take out or maintain a policy loan after the tenth policy year. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  --In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax adviser. (See "Tax Considerations".)

  --During the "Right to Return the Policy" period you can return the Policy for a refund. In some states we are required to refund premiums paid; in other states, we refund an amount that reflects investment experience and certain charges. For a limited period you can cancel a requested increase in the Policy's face amount. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue or the effective date of a face amount increase, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision generally and for a description of the variation which applies to Policies issued in Maryland, New Jersey and Connecticut.)

  In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

  The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

AVAILABILITY OF THE POLICY

  Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policies included in the case must meet the following minimums: cases of at least five Policies--$100,000; and cases of fewer than five Policies--$250,000.

  The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 65 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available is $50,000 unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum size requirements. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided for by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

  We offer other variable life insurance policies, with different fees and charges, that invest in the Eligible Funds. Your registered representative has additional information.

POLICY CHARGES

  PREMIUM-BASED CHARGES. We deduct the following charges from premiums:

  --A sales charge of 8% on each premium payment you make during a Policy year. Currently we reduce the charge to 3% on each premium payment you make in excess of a Target Premium during a Policy year; and

  --A premium tax charge of 2%.

  MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

  --Monthly charge for the cost of insurance; and for any rider benefits you elect, including the Minimum Guaranteed Death Benefit;

  --Monthly mortality and expense risk charge, currently equal to an annual rate of 0.50% (guaranteed not to exceed 0.75%);

  --Monthly policy fee currently equal to $5.50 per month (guaranteed not to exceed $10.00 per month).

  CHARGE FOR FACE AMOUNT INCREASES. If you increase your Policy's face amount and medical underwriting is required for the increase, we deduct a charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) from your Policy's cash value on the date that the increase takes effect, and on the first day of the next eleven Policy months.

  CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. Daily charges against the Eligible Fund portfolios are deducted for investment advisory services and fund operating expenses.

  Currently, we do not charge the Variable Account for federal income taxes. We may, however, impose such a charge in the future.

  You can designate a Single Source Expense Sub-Account from which we will take Monthly Deductions and any charges for face amount increases.

  The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 1999, after giving effect to the applicable expense cap or expense deferral arrangement:

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND     SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME    CAP
                         SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES*
                         ------- -------- -------- -------- -------- -------- -------
Management Fee..........  .62%     .40%     .35%     .50%     .25%     .68%     .90%
Other Expenses..........  .04%     .08%     .05%     .08%     .10%     .06%     .10%
                          ----     ----     ----     ----     ----     ----    -----
  Total Series Operating
   Expenses.............  .66%     .48%     .40%     .58%     .35%     .74%    1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                                    MORGAN
                         HARRIS OAKMARK             STANLEY     DAVIS  ALGER              MFS
                            MID CAP              INTERNATIONAL VENTURE EQUITY    MFS    RESEARCH
                             VALUE      BALANCED    MAGNUM      VALUE  GROWTH INVESTORS MANAGERS
                             SERIES      SERIES  EQUITY SERIES SERIES  SERIES  SERIES*  SERIES*
                         -------------- -------- ------------- ------- ------ --------- --------
Management Fee..........      .75%        .70%        .90%      .75%    .75%    .75%      .75%
Other Expenses..........      .13%        .07%        .40%      .06%    .05%    .15%      .15%
                              ----        ----       -----      ----    ----    ----      ----
  Total Series Operating
   Expenses.............      .88%        .77%       1.30%      .81%    .80%    .90%      .90%

--------
* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; and MFS Research Managers Series, 2.03%, both on annualized basis since the Series' start date of April 30, 1999. In 1999 the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.

Our affiliate, New England Investment Management, Inc., advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses of the Harris Oakmark Mid Cap Value, Morgan Stanley International Magnum Equity, MFS Investors, and MFS Research Managers Series that exceed .90% of average daily net assets (1.30% for the Morgan Stanley International Magnum Equity Series) in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

  MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 1999 and current expense subsidies (in the case of the Putnam Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
Putnam Large Cap Growth........................    .80%      .20%      1.00%*
Janus Mid Cap..................................    .67%      .04%       .71%
Russell 2000 Index.............................    .25%      .30%       .55%*

--------
* MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets until the earlier of (i) July 1, 2002 and (ii) the date when the Portfolio's net assets reach $100 million. Without this subsidy, the anticipated total annual expenses of the Putnam Large Cap Growth Portfolio would be 1.39%. MetLife also paid such expenses that exceeded .20% of net assets for the Russell 2000 Index Portfolio until December 3, 1999. Without this subsidy the total annual expenses of the Russell 2000 Index Portfolio for 1999 would have been .89%. Beginning February 22, 2000, MetLife is paying such expenses that exceed .30% of the Russell 2000 Index Portfolio's net assets until the earlier of (i) April 30, 2001 and (ii) the date when the Portfolio's assets reach $200 million. Total Annual Expenses for the Russell 2000 Index Portfolio are shown as if this subsidy was in effect for the entire current year. MetLife can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

  The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1999, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
VIP Equity-Income..............................    .48%      .09%      .57%*
VIP Overseas...................................    .73%      .18%      .91%*
VIP High Income................................    .58%      .11%      .69%
VIP II Asset Manager...........................    .53%      .10%      .63%*

--------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio and .62% for VIP II Asset Manager Portfolio.

  An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some advisers and/or affiliates may pay us more than others. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

  See "Charges and Expenses" and "Other Policy Features--Increase in Face
Amount".

                                                       HOW THE POLICY WORKS
----------------------------------------------  ----------------------------------------------  ------------------------------------
 Premium Payments                                Cash Values                                     Daily Deductions from Assets

 . Flexible                                      . Net premium payments invested in your         . Investment advisory fees and
 . Planned premium options                         choice of Eligible Fund investments or the      other expenses are deducted from
 . Minimum premium (in first three Policy          Fixed Account (generally after an initial       the Eligible Fund values daily
   years)                                          period during which net investment           ------------------------------------
 . Guaranteed Death Benefit Premium (to            experience equal to that of the Zenith
   age 100) (available only if Option 1 death      Money Market Sub-Account may be credited)    ------------------------------------
   benefit and cash value accumulation test      . The cash value reflects investment            Beginning of Month Charge
   with Net Single Premium Corridor elected        experience, interest, premium payments,
   for Policy)                                     policy charges and any distributions from     . The cost of insurance charge
----------------------------------------------     the Policy                                      (reflecting any substandard risk
                                                 . The cash value invested in mutual funds is      or guaranteed issue rating)
----------------------------------------------     not guaranteed                                . Any Rider Charges
 Charges from Premium Payments                   . Any earnings accumulate free of any current   . Policy Fee: $5.50 (not to exceed
                                                   income taxes                                    $10.00) per month
 . Sales Load: 8% on amount paid up to a         . You may change the allocation of future net   . Mortality and expense risk
   Target Premium in each Policy year and          premiums at any time. You may transfer funds    charge of .50% (guaranteed not
   currently 3% on amount paid above a Target      among investment options (and to the Fixed      to exceed .75%)
   Premium in each Policy year. We refund the      Account), beginning 15 days after mailing of  . Guaranteed Death Benefit Charge
   sales load deducted from premiums paid in       the initial premium confirmation. Currently     (if rider selected): $.01 per
   the first Policy year if you surrender in       we do not limit the number of sub-account       $1000 face amount monthly
   the first two Policy years.                     transfers you can make in a Policy year.     ------------------------------------
 . State Premium Tax Charge: 2%                    Transfers from (and, in certain circum-
----------------------------------------------     stances, to) the Fixed Account are limited   ------------------------------------
                                                   as to timing, frequency and amount            Living Benefits
----------------------------------------------   . You may allocate cash value among a
 Loans                                             maximum of ten accounts at any one time.      . If policyholder has elected and
                                                ----------------------------------------------     qualified for benefits for
 . Beginning 15 days after mailing of initial                                                      disability and becomes totally
   premium confirmation, you may borrow a       ----------------------------------------------     disabled, we will waive monthly
   portion of your cash value                    Death Benefit                                     charges during the period of
 . Loan interest charge is 4.75%. We transfer                                                      disability up to certain limits.
   loaned funds out of the Eligible Funds        . Three Death Benefit Options                   . You may surrender the Policy at
   into the General Account where they are       . We guarantee the Policy will not lapse          any time for its cash surrender
   credited  with  not less than 4.0%              regardless of net cash value amount if          value
   interest. (Currently NELICO intends to          Guaranteed Death Benefit rider is in effect   . Deferred income taxes, including
   credit 4.50% interest after 10 Policy           (available under certain circumstances)         taxes on certain amounts
   years.)                                       . Income tax free to named beneficiary            borrowed, become payable upon
----------------------------------------------   . Death benefit will not be less than that        surrender
                                                   required by federal tax law, using tax law    . Grace period for lapsing with no
----------------------------------------------     test you select (guideline premium or cash      value is 62 days from the first
 Retirement Benefits                               value accumulation)                             date in which Monthly Deduction
                                                 . If you add term insurance coverage, you         was not paid due to insufficient
 . Fixed settlement options are available for      elect whether to include it in the              cash value
   policy proceeds                                 calculation of the Option 1, Option 2 or      . Subject to our rules, you may
----------------------------------------------     Option 3 death benefit                          reinstate a lapse Policy within
                                                 . You may increase the face amount, subject       seven years of date of lapse if
                                                   to any necessary underwriting and a monthly     it has not been surrendered
                                                   charge of $0.80 per $1,000 of increase (not  ------------------------------------
                                                   to exceed $25) for 12 months, if the
                                                   increase is underwritten
                                                ----------------------------------------------

COMMUNICATIONS AND PAYMENTS

  We will treat your request for a Policy transaction, or your submission of a payment, as received by us, if we receive a request or payment conforming to our administrative procedures at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

               ---------------------------------------------------------------------------------------------------------------------
                                                               NELICO
               ---------------------------------------------------------------------------------------------------------------------
                                   (Insurance company subsidiary of MetLife)

                                   We deduct charges.

                                   We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the
                                   Variable Account or to the Fixed Account.
                          ----------------------------------------------------------------------------------------------------------
                                                                     VARIABLE ACCOUNT
                         ----------------------------------------------------------------------------------------------------------
   Premiums
        and               Zenith   Zenith   Zenith    Zenith  Zenith  Zenith  Zenith  Zenith   Zenith   Zenith   Zenith    Zenith
Unscheduled               Capital  Back     Back      Back    West-   West-   Loomis  Bal-     Alger    Davis    Harris    Morgan
   Payments     Fixed     Growth   Bay      Bay       Bay     peak    peak    Sayles  anced    Equity   Venture  Oakmark   Stanley
               Account    Sub-     Bond     Money     Man-    Stock   Growth  Small   Sub-     Growth   Value    Mid Cap   Inter-
                          Account  Income   Market    aged    Index   and     Cap     Account  Sub-     Sub-     Value     national
                                   Sub-     Sub-      Sub-    Sub-    Income  Sub-             Account  Account  Sub-      Magnum
                                   Account  Account   Account Account Sub-    Account                            Account   Equity
                                                                      Account                                              Sub-
                                                                                                                           Account
               ---------------------------------------------------------------------------------------------------------------------
                          -----------------------------------------------------------------------------
                          Zenith   Zenith   Metro-    Metro-  Metro-  VIP     VIP     VIP      VIP II
                Fixed     MFS      MFS      politan   politan politan Equity- Over-   High     Asset
               Account    Inves-   Re-      Putnam    Janus   Russell Income  seas    Income   Man-
                          tors     search   Large     Mid     2000    Sub-    Sub-    Sub-     ager
                          Sub-     Man-     Cap       Cap     Index   Account Account Account  Sub-
                          Account  agers    Growth    Sub-    Sub-                             Account
                                   Sub-     Sub-      Account Account
                                   Account  Account
               ----------------------------------------------------------------------------------------

Sub-accounts buy
shares of the
Eligible Funds

                           ---------------------------------------------------------------------------------------------------------
                                                                NEW ENGLAND ZENITH FUND
                           ---------------------------------------------------------------------------------------------------------
                          Capital   Back Bay  Back Bay  Back Bay  Westpeak  Westpeak  Loomis  Balanced  Alger   Davis    Harris
                          Growth    Advisors  Advisors  Advisors  Stock     Growth    Sayles  Series    Equity  Venture  Oakmark
                          Series    Bonds     Money     Managed   Index     and       Small             Growth  Value    Mid Cap
                                    Income    Market    Series    Series    Income    Cap               Series  Series   Value
                                    Series    Series                        Series    Series                             Series
                          ----------------------------------------------------------------------------------------------------------
                           ---------------------------------------------------------------------------------------------------------
                                                          METROPOLITAN
                                                             SERIES                                                 VIP
                                                           FUND, INC.*                       VIP                     II
                           ---------------------------------------------------------------------------------------------------------
                           Morgan   MFS     MFS     Putnam   Janus     Russell    Equity-    Overseas   High       Asset
                           Stanley  Inves-  Re-     Large    Mid Cap   2000       Income     Portfolio  Income     Manager
                           Inter-   tors    search  Cap      Portfolio Index      Portfolio             Portfolio  Portfolio
                           national Series  Man-    Growth             Portfolio
                           Magnum           agers   Portfolio
                           Equity           Series
                           Series
                           ---------------------------------------------------------------------------------------------------------

                           Eligible Funds buy portfolio investments to support values and benefits of the Policies.
                           * Availability of the Portfolios of the Metropolitan
                             Series Fund, Inc. is subject to any necessary state insurance department approvals.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose among three death benefit options.

  The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.

  CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage provided under the Adjustable Term Insurance Rider, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select when the Policy is issued. The test you select at issue is used for the life of the Policy.

  Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix E.

  If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix E.

  Under the guideline premium test, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

  If you choose the guideline premium test, you must select either the "Guideline Premium Test with IRS Corridor" or the "Guideline Premium Test with Enhanced Corridor". Appendix E shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

  If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount; and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

  If you select the "Guideline Premium Test with Enhanced Corridor" or "Cash Value Accumulation Test with Enhanced Net Single Premium Corridor", the death benefits when the insured is age 76 through 89 could potentially be a greater percentage of the cash value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the cash values have reached levels that would force the death benefit amounts to be increased. When the insured's age is under 76 and over 89, the enhanced and standard corridor factors are equal. If the enhanced factors result in increased death benefit protection, there will be higher cost of insurance charges to provide the increased coverage. If the cash values never reach the required levels, the enhanced and standard options will result in the same death benefit protection. The maximum limits on premium payments for any given face amount would not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at ages 76 through 89 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.

  IF YOU SELECT THE GUIDELINE PREMIUM TEST OR THE CASH VALUE ACCUMULATION TEST WITH THE ENHANCED NET SINGLE PREMIUM CORRIDOR, YOU WILL NOT BE ABLE TO ADD THE GUARANTEED DEATH BENEFIT RIDER TO YOUR POLICY. (SEE "GUARANTEED DEATH BENEFIT RIDER" BELOW.)

  TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit, the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit, the Policy may provide greater potential for the death benefit to grow relative to cash value.

  If you elect the Adjustable Term Insurance Rider, either when or after the Policy is issued, and your Policy has the Guaranteed Death Benefit Rider, then you must choose to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 death benefit. See "Guaranteed Death Benefit Rider" below.

  AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to the greater of (i) the cash value on the date of death; or (ii) the face amount, if the Policy had a Guaranteed Death Benefit rider attached, and the Guaranteed Death Benefit was in effect on the Policy Anniversary when the Insured reached attained age 100.

  If the Policy has an Adjustable Term Insurance Rider as well as a Guaranteed Death Benefit Rider benefit in effect at the insured's attained age 100, we exchange the term amount for an increase in the Policy's face amount. We do not require evidence of insurability or a Face Amount Increase Charge (see "Charges and Expenses") for the increase.

GUARANTEED DEATH BENEFIT RIDER

  Subject to state availability, if you choose the Option 1 death benefit and the cash value accumulation test with the Net Single Premium Corridor, you may also elect at issue a rider that provides a Guaranteed Death Benefit. (If you have elected an Adjustable Term Insurance Rider, you may elect the Guaranteed Death Benefit Rider only if you have chosen to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 death benefit).

  If you elect this benefit, we determine whether the Guaranteed Death Benefit is in effect on the first day of each Policy month until the insured reaches age 100. If the Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

  On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders and less any outstanding Policy loan plus accrued loan interest, are at least equal to: the Guaranteed Death Benefit Premium, multiplied by the number of completed Policy years, plus 1/12 of that premium for each Policy month of the current Policy year up to and including the current Policy month, then the guarantee will apply for that month. The Guaranteed Death Benefit Premium appears in Section 1 of your Policy.

  We recalculate the Guaranteed Death Benefit premium if:

  --you reduce or increase the face amount

  --you make a partial surrender that reduces the face amount

  --you increase or decrease rider coverage.

When testing whether the Guaranteed Death Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.

  If you elect this benefit, the Monthly Deduction will include a charge for the rider, currently until the Policy anniversary when the insured reaches age 100, unless you request that the rider terminate before then. You cannot add the rider after issue of the Policy. The rider will terminate if you change your Policy's death benefit option or the corridor used under your Policy's tax test.

  We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums.") This could prevent you from making unplanned premium payments that are necessary to keep the Guaranteed Death Benefit rider benefit in effect.

DEATH PROCEEDS PAYABLE

  The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable.

  We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  After the first Policy year, you may change your death benefit option by sending your written request to our Administrative Office. The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

  If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $50,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

  If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

  If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

  If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

  If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

  AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN, HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)

CASH VALUE

  Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  --net premium payments

  --the net investment experience of the Policy's sub-accounts

  --interest credited to cash value in the Fixed Account

  --interest credited to amounts held in the general account for a Policy loan

  --the death benefit option you choose

  --Policy charges

  --partial surrenders

  --transfers among the sub-accounts and Fixed Account

  We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, we also refund the total sales charges we deducted on premiums paid for the first Policy year. (See "Charges and Expenses" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision" and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

  The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the Investment Start Date.)

  The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

  The NIF for a sub-account reflects:

  --the change in net asset value per share of the corresponding Eligible Fund
    (as of the close of regular trading on the Exchange) from its last value,

  --the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

  --any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

ALLOCATION OF NET PREMIUMS

  Your cash value is held in the general account of NELICO or an affiliate until we mail the confirmation for the initial premium. We credit the first net premium with net investment experience equal to that of the Zenith Back Bay Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). Then, we allocate the Policy's cash value to the Sub-Accounts and/or the Fixed Account as you choose. (See "Investment Options" and "Monthly Deduction from Cash Value.")

  If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions. You can allocate to a maximum of ten accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office or by a NELICO agency if earlier.)

  PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued.

  If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). These provisions vary in some states.

  If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

  PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate on the net Minimum Premium (see "Premiums") for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the number of monthly payments due.

  BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

  You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

  SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 3% for each premium payment you make above a Target Premium during a Policy year. For this purpose, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year.

  We indicated your Target Premium on your personalized illustration.

  If you surrender the Policy in the first two Policy years, we refund to you the total sales charges we deducted on premiums paid in the first Policy year (that is, on premiums we received prior to the twenty days immediately preceding the first Policy anniversary).

  Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

  PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes. Premium taxes vary from state to state.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

  --If your Policy is protected against lapse by the Guaranteed Death Benefit rider or three year Minimum Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Premiums".)

  --If you do not have the Guaranteed Death Benefit rider and the three year
    Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

  Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100. (In some states, it is required to equal zero on and after the Policy anniversary when the insured reaches age 100.)

  The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

  The Monthly Deduction includes the following charges:

  --POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month.

  --MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.50% (guaranteed not to exceed 0.75%). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

  We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.

  --MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the insured reaches age 100. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction (except for the mortality and expense risk charge). The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  The guaranteed cost of insurance rates for a Policy depend on the insured's

  --underwriting class

  --age on the first day of the Policy year

  --sex (if the Policy is sex-based).

  The current cost of the insurance rates will also depend on

  --the insured's age at issue

  --the Policy year.

  We guarantee that the rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

  The underwriting classes we use are smoker standard, smoker rated, nonsmoker preferred, nonsmoker standard, nonsmoker rated and guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables. (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)

  The nonsmoker classes are available as follows:

  --nonsmoker preferred and nonsmoker standard, for Policies with face amounts
    (including any Adjustable Term Insurance Rider coverage) of $100,000 or more where the issue age is 20 through 75

  --nonsmoker standard, for Policies with face amounts below $100,000 and for all Policies where the issue age is above 75.

The nonsmoker preferred class generally offers better current cost of insurance rates than the nonsmoker standard class.

  Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

  We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 1980 CSO Tables.

  Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the preferred nonsmoker class is not available. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

  Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker preferred class is not available to these Policies.

  --TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider to the face amount of the base Policy in the calculation of Death Benefit Option 1, 2 or 3, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is not added to the face amount of the base Policy in the calculation of Death Benefit Option 1, 2 or 3, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value.

  --GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1,000 of face amount (including the base Policy and any Adjustable Term Insurance Rider).

  --CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

  FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100.

  CHARGES FOR INCOME TAXES. We currently do not charge for income taxes against the Variable Account, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

CHARGES AGAINST THE ELIGIBLE FUNDS

  See the "Policy Charges" section under "Introduction to the Policies".

SPECIAL ARRANGEMENTS

  We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

  The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

  You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to us. However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

  You may make payments by check or money order. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums. You may also make premium payments by wire transfer of federal funds in accordance with our current procedures.

  You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)

  If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".)

  We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Communications and Payments".)

  We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as payment of loan interest due, third as a repayment of the Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

  If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

   Two types of premium payment levels can protect your Policy against lapse
 (1) for the first three Policy years, and (2) until age 100 of the insured.

   First three Policy years--In general, if you pay the three year Minimum Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

   To age 100 of the insured--If you elect the Guaranteed Death Benefit rider and pay the Guaranteed Death Benefit premium amounts on time, the Policy will stay in force until age 100 of the insured. We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the three year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the three year Minimum Premium, except that it is based on the guaranteed level of Policy charges.

   Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for the fourth Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for that year, then the amount needed to preserve the Minimum Premium death benefit guarantee for an extra Policy year will change accordingly.


LAPSE AND REINSTATEMENT

  LAPSE. Unless your Policy is protected by the Guaranteed Death Benefit or the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the least of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit the Guaranteed Death Benefit to be in effect; and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

  REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

  After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. (Face amount increases are not available under Policies issued in Texas.) To have a face amount increase, the insured must still be eligible for the same underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).

  An increase in face amount may have tax consequences. You should consult a tax advisor before increasing the face amount.

   Sales charge--A face amount increase does not increase the Target Premium on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you pay in a Policy year until you have paid an amount equal to the Policy's Target Premium and 3% from any premium balance in that year.

   Monthly deduction--We adjust the Monthly Deduction starting on the effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Charges and Expenses--Monthly Deduction from Cash Value.")


  An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Administrative Office or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

  If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Home Office or your registered representative for information on loan procedures.

  The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest.

  If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan (see "Premium Payments"), then any loan remaining against the new Policy cannot exceed 75% of the Policy's cash value at issue. It may not be advantageous to replace existing insurance with a Policy.

  When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

  The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years and 4.50% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the tenth Policy year.) We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each.

  The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums" and "Death Benefit".)

  If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, we also refund the total sales charges we deducted on premiums paid in the first Policy year (that is, on premiums we received prior to the twenty days immediately preceding the first Policy anniversary). If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

  We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year, if there is sufficient available loan value.

  You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums."

  A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Administrative Office for information on partial surrender procedures.

  A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.)

  For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

  If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

  If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

  A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

  A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

  You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you use no more than ten accounts (including the Fixed Account) at any one time. You must allocate whole percentages.

  You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  Beginning fifteen days after we mail the confirmation for the initial premium, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

  We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, the Metropolitan Series Fund, Inc. may restrict or refuse purchases or redemptions of shares in its Portfolios as a result of certain market timing activities. You should read the prospectuses of these Eligible Funds for more details.

  You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to our Home Office or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-888-458-2654. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions.

DOLLAR COST AVERAGING

  We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

  Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than ten accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each Sub-Account that you select under this feature. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below.) You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.

  Ask your registered representative about the availability of this feature.

ASSET REBALANCING

  We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

  You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calender month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. There is no extra charge for this feature.

  Ask your registered representative about the availability of this feature.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.

  Your registered representative can provide current information on the availability of the rider. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Communications and Payments".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

  We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

  The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at State Street Bank & Trust Company at the time for payment. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street.

  Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH RIGHT

  GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

  You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. Transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

  The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or (ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

  FOR POLICIES ISSUED IN MARYLAND, NEW JERSEY AND CONNECTICUT. Under Policies issued in Maryland, New Jersey and Connecticut, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase.

  We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.

  Contact us or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

PAYMENT OPTIONS

  We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Administrative Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

  (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

  You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  If you elect the Guaranteed Death Benefit at issue, we add it to the Policy by rider. You can add other additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  It may be to your economic advantage to include a significant portion or percentage of your insurance coverage under an Adjustable Term Insurance Rider. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

  ADJUSTABLE TERM RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100.

  WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

  TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

  Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

  The beneficiary is also named in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

  A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

  The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

  The Zenith Westpeak Stock Index Series. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

  The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total investment return through investment in a diversified portfolio.

  The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

  The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.

  The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

  The Zenith Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

  The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

  The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

  The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

  The Zenith MFS Investors Series. Its investment objective is reasonable current income and long-term growth of capital and income.

  The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

  The Metropolitan Putnam Large Cap Growth Portfolio.* Its investment objective is capital appreciation.

  The Metropolitan Janus Mid Cap Portfolio.* Its investment objective is long-term growth of capital.

  The Metropolitan Russell 2000 Index Portfolio.* Its investment objective is to equal the return of the Russell 2000 Index.

  The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

  The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

  The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

  The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.
--------
*Availability is subject to any necessary state insurance department approvals.

  WE INTEND TO SUBSTITUTE SHARES OF THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC. FOR SHARES OF THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES OF THE NEW ENGLAND ZENITH FUND ONCE WE RECEIVE NECESSARY REGULATORY APPROVAL (CURRENTLY ANTICIPATED DURING THE FOURTH QUARTER OF 2000).

  The Zenith Fund and the Metropolitan Series Fund, Inc. are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

  VIP and VIP II are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

  The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                           ADVISER                               SUB-ADVISER
        ------                           -------                               -----------
Capital Growth           Capital Growth Management Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and      New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Small Cap  New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Balanced                 New England Investment Management, Inc. Wellington Management Company, LLP
Morgan Stanley           New England Investment Management, Inc. Morgan Stanley Dean Witter
 International                                                    Investment Management Inc.
 Magnum Equity
Harris Oakmark Mid Cap   New England Investment Management, Inc. Harris Associates L.P.*
 Value
Davis Venture Value      New England Investment Management, Inc. Davis Selected Advisers, L.P.**
Alger Equity Growth      New England Investment Management, Inc. Fred Alger Management, Inc.
MFS Investors            New England Investment Management, Inc. Massachusetts Financial Services Company
MFS Research Managers    New England Investment Management, Inc. Massachusetts Financial Services Company

--------
  *An affiliate of NELICO
 ** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  MetLife is the investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

  Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

  THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN TEXAS.

  You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

  Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

  We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

  Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

  Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

  TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

  THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

  Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

  We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  The selling agent may select one of two schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year, a maximum of 6.25% of the Target Premium paid in Policy years two through ten, and a maximum of 2.25% thereafter; with a maximum commission of 2% of each payment above the Target Premium paid in the first Policy year (1.8% thereafter); or (2) a maximum of 8% of the Target Premium paid in the first Policy year, a maximum of 5.4% of the Target Premium paid in the second through tenth Policy years, and a maximum of .75% thereafter; and, beginning in the second Policy year, a maximum of .11% of the Policy's cash value; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter). Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above (except for a possible maximum 7% of the Target Premium and 2.5% of each payment above the Target Premium paid in the second through tenth Policy years under the first schedule, and a possible maximum of 6% of the Target Premium and .85% of each payment above the Target Premium paid in those Policy years under the second schedule). We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time for misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

MISSTATEMENT OF AGE OR SEX

  If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

  If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                              TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a rated or guaranteed issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

  If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the

Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years is less clear and a tax adviser should be consulted about such loans.

  Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

  The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

 NAME AND PRINCIPAL                      PRINCIPAL BUSINESS EXPERIENCE
 BUSINESS ADDRESS                          DURING THE PAST FIVE YEARS
 ------------------                      -----------------------------
 James M. Benson            Chairman, President and Chief Executive Officer of
                             NELICO since 1998 and President, Individual Business
                             of Metropolitan Life Insurance Company since 1999;
                             formerly, Director, President and Chief Operating
                             Officer 1997-1998 of NELICO; President and Chief
                             Executive Officer 1996-1997 of Equitable Life
                             Assurance Society; President and Chief Operating
                             Officer 1996-1997 of Equitable Companies, Inc.;
                             President and Chief Operating Officer 1994-1996 of
                             Equitable Life Assurance Society.

 Robert H. Benmosche        Director of NELICO since 1998 and Chairman, President
  Metropolitan Life          and Chief Executive Officer of Metropolitan Life
  Insurance Co.              Insurance Company since 1998; formerly, Director,
  One Madison Avenue         President and Chief Operating Officer 1997-1998;
  New York, NY 10010         Executive Vice President 1995-1997 of Metropolitan
                             Life; Executive Vice President 1989-1995 of Paine
                             Webber.

 Susan C. Crampton          Director of NELICO since 1996 and serves as Principal
  6 Tarbox Road              of The Vermont Partnership, a business consulting firm
  Jericho, VT 05465          located in Jericho, Vermont since 1989; formerly,
                             Director 1989-1996 of New England Mutual.

 Edward A. Fox              Director of NELICO since 1996 and Chairman of the Board
  R.R. Box 67-15             of SLM Holdings since 1997; formerly, Director 1994-
  Harborside, ME 04642       1996 of New England Mutual.

 George J. Goodman          Director of NELICO since 1996 and author, television
  Adam Smith's Global        journalist, and editor.
  Television
  50th Floor, Craig Drill
  Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153

 Dr. Evelyn E. Handler      Director of NELICO since 1996 and President of
  Ten Sterling Place         Merrimack Higher Education Associates, Inc. since
  Bow, NH 03304              1998; formerly Director 1987-1996 of New England
                             Mutual and Executive Director and Chief Executive
                             Officer 1994-1997 of the California Academy of
                             Sciences.

 Philip K. Howard, Esq.     Director of NELICO since 1996 and Partner of the law
  Covington & Burling        firm of Covington & Burling in New York City.
  1330 Avenue of the
  Americas
  New York, NY 10019

 Bernard A. Leventhal       Director of NELICO since 1996; formerly, Vice Chairman
  Burlington Industries      of the Board of Directors 1995-1998 of Burlington
  1345 Avenue of the         Industries, Inc.; Director and Executive Vice
  Americas                   President 1993-1995 of Burlington Menswear Division.
  17th Floor
  New York, NY 10105

 Thomas J. May              Director of NELICO since 1996 and Chairman, President
  Boston Edison Company      and Chief Executive Officer of Boston Edison Company
  800 Boylston Street        since 1994; formerly, Director 1994-1996 of New
  Boston, MA 02199           England Mutual.

 Stewart G. Nagler          Director of NELICO since 1996 and Vice Chairman and
  Metropolitan Life          Chief Financial Officer of Metropolitan Life Insurance
  Insurance Co.              Company since 1998; formerly, Senior Executive Vice
  One Madison Avenue         President and Chief Financial Officer 1986-1998 of
  New York, NY 10010         Metropolitan Life Insurance Company.

 NAME AND PRINCIPAL                      PRINCIPAL BUSINESS EXPERIENCE
 BUSINESS ADDRESS                          DURING THE PAST FIVE YEARS
 ------------------                      -----------------------------
 Catherine A. Rein          Director of NELICO since 1998 and President and Chief
  Metropolitan Property and  Executive Officer of
  Casualty Insurance         Metropolitan Property and Casualty Insurance Company
  Company                    since 1999; formerly, Senior
  700 Quaker Lane            Executive Vice President 1998-1999; Executive Vice
  Warwick, RI 02887          President 1989-1998 of
                             Metropolitan Life Insurance Company.

 Rand N. Stowell            Director of NELICO since 1996 and President of United
  P.O. Box 60                Timber Corp. and President, Randwell Co. since 2000 of
  Weld, ME 04285             Weld, Maine; formerly, Director 1990-1996 of New
                             England Mutual.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                         PRINCIPAL BUSINESS EXPERIENCE
            NAME                           DURING THE PAST FIVE YEARS
            ----                         -----------------------------
 James M. Benson            See Directors above.

 David W. Allen             Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 of New England Mutual.

 A. Frank Beaz              Executive Vice President of NELICO since 1999,
                             formerly, Senior Vice President 1998-1999 of NELICO;
                             Chief Administrative Officer and Senior Vice President
                             1997-1998 of Equitable Distributors and Senior Vice
                             President 1994-1997 of The Equitable Life Insurance
                             Companies.

 Pauline V. Belisle         Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 of New England Mutual.

 Mary Ann Brown             President, New England Products and Services (a
                             business unit of NELICO) since 1998; formerly,
                             Director, Worldwide Life Insurance 1997-1998 for Swiss
                             Reinsurance New Markets; President & Chief Executive
                             Officer 1996-1998 of Atlantic International
                             Reinsurance Company; Executive Vice President 1996-
                             1997 of Swiss Re Atrium and Swiss Re Services and
                             Principal 1987-1996 of Tillinghast/Towers Perrin.

 Anthony J. Candito         President, NEF Information Services (a business unit of
                             NELICO) and Chief Information Officer since 1998;
                             formerly, Senior Vice President 1996-1998 of NELICO;
                             Senior Vice President 1995-1996 and Vice President
                             1994-1995 of New England Mutual.

 Anne Marie Faria           Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.

 Thom A. Faria              President, Career Agency System (a business unit of
                             NELICO) since 1996; formerly, Executive Vice President
                             in 1996, Senior Vice President 1993-1996 of New
                             England Mutual.

 Anne M. Goggin             Senior Vice President and Associate General Counsel of
                             NELICO since 1997; formerly, Vice President and
                             Counsel of NELICO in 1996, Vice President and Counsel
                             1994-1996 of New England Mutual.

 Daniel D. Jordan           Second Vice President, Counsel, Secretary and Clerk
                             since 1996; formerly, Counsel and Assistant Secretary
                             1990-1996 of New England Mutual.

 Alan C. Leland, Jr.        Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1984-1996 of New England Mutual.

 George J. Maloof           Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1991-1996 of New England Mutual.

 Kenneth D. Martinelli      Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1997-1999 of NELICO and Vice President
                             1994-1997 of The Equitable Life Assurance Company.

 Thomas W. McConnell        Senior Vice President of NELICO since 1996 and
                             Director, Chief Executive Officer and President of New
                             England Securities Corporation since 1993.

                                         PRINCIPAL BUSINESS EXPERIENCE
            NAME                           DURING THE PAST FIVE YEARS
            ----                         -----------------------------
 Hugh C. McHaffie           Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1994-1999 of Manufacturers Life
                             Insurance Company of North America.

 Stephen J. McLaughlin      Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1996-1999 of NELICO and Vice President
                             1994-1996 of New England Mutual.

 Thomas W. Moore            Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.

 David Y. Rogers            Executive Vice President and Chief Financial Officer of
                             NELICO since 1999; formerly, Partner, Actuarial
                             Consulting 1992-1999 of Price Waterhouse Coopers LLP.

 John G. Small, Jr.         President, New England Services (a business unit of
                             NELICO) since 1997; formerly, Senior Vice President
                             1996-1997 of NELICO and Senior Vice President 1990-
                             1996 of New England Mutual.

 H. James Wilson            Executive Vice President and General Counsel of NELICO
                             since 1996; formerly, Executive Vice President and
                             General Counsel 1993-1996 of New England Mutual.

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

  Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

  We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

  We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

  We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

  For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-888-458-2654.

  You may also call our Home Office at 1-888-458-2654 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other Policy changes, please contact your registered representative.

                                    REPORTS

  We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

  Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use unit values to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

  Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


  Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                           AND ACCUMULATED PREMIUMS

  The tables in Appendix A illustrate the way the Policies work. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The insured is assumed to be in the nonsmoker preferred risk classification. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. (See "Charges and Expenses.") Illustrations show (1) the Option 1 death benefit using the cash value accumulation test with the Enhanced Net Single Premium Corridor and (2) the Option 2 death benefit using the guideline premium test with the IRS Corridor.

  The illustrated death benefits and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

  The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund that New England Investment Management could terminate at any time, as well as expense subsidies by MetLife of certain Portfolios of the Metropolitan Series Fund, Inc. that may be voluntary and of limited duration.

  Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.75%, 5.21% and 11.16%, respectively.

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK

                          $1,051,000 FACE AMOUNT
       OPTION 1 DEATH BENEFIT WITH ENHANCED NET SINGLE PREMIUM CORRIDOR
                         CASH VALUE ACCUMULATION TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
        ACCUMULATED           GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF     AT 5%           RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ------------------------------ ------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%        6%        12%        0%        6%        12%
------  -----------     --         --        ---        --        --        ---        --        --        ---
    1   $   52,500  $1,051,000 $1,051,000 $1,051,000 $ 47,575 $   50,217 $   52,855 $ 43,575 $   46,217 $   48,855
    2      107,625   1,051,000  1,051,000  1,051,000   90,525     98,517    106,810   86,525     94,517    102,810
    3      165,506   1,051,000  1,051,000  1,051,000  128,821    144,966    162,380  128,821    144,966    162,380
    4      226,282   1,051,000  1,051,000  1,051,000  170,449    197,649    228,151  170,449    197,649    228,151
    5      290,096   1,051,000  1,051,000  1,051,000  211,442    252,702    300,826  211,442    252,702    300,826
    6      357,100   1,051,000  1,051,000  1,065,321  251,816    310,258    381,158  251,816    310,258    381,158
    7      427,455   1,051,000  1,051,000  1,273,155  291,619    370,487    469,672  291,619    370,487    469,672
    8      448,828   1,051,000  1,051,000  1,361,041  286,339    386,333    517,559  286,339    386,333    517,559
    9      471,270   1,051,000  1,051,000  1,455,275  281,004    402,858    570,296  281,004    402,858    570,296
   10      494,833   1,051,000  1,051,000  1,556,453  275,628    420,107    628,405  275,628    420,107    628,405
   15      631,546   1,051,000  1,112,426  2,191,489  248,590    518,697  1,021,838  248,590    518,697  1,021,838
   20      806,031   1,051,000  1,203,589  3,122,783  220,528    641,237  1,663,728  220,528    641,237  1,663,728
   25    1,028,722   1,051,000  1,310,665  4,478,641  184,401    789,053  2,696,253  184,401    789,053  2,696,253
   30    1,312,940   1,051,000  1,439,989  6,480,278  133,965    966,179  4,348,025  133,965    966,179  4,348,025
   35    1,675,681   1,051,000  1,596,395  9,461,083   56,720  1,176,658  6,973,497   56,720  1,176,658  6,973,497
         INTERNAL RATE OF RETURN      INTERNAL RATE OF RETURN
            ON NET CASH VALUE             ON DEATH BENEFIT
          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
              GROSS ANNUAL                  GROSS ANNUAL
END OF      RATE OF RETURN OF            RATE OF RETURN OF
POLICY  ---------------------------- -----------------------------
 YEAR      0%        6%       12%       0%        6%       12%
------     --        --       ---       --        --       ---
    1      -4.85%     0.43%    5.71% 2,002.00% 2,002.00% 2,002.00%
    2      -6.46     -0.99     4.47    311.19    311.19    311.19
    3      -7.42     -1.70     4.02    135.76    135.76    135.76
    4      -6.29     -0.47     5.34     79.07     79.07     79.07
    5      -5.53      0.36     6.23     52.44     52.44     52.44
    6      -4.98      0.96     6.88     37.36     37.36     37.79
    7      -4.56      1.42     7.36     27.82     27.82     32.82
    8      -4.00      1.98     7.89     22.58     22.58     28.10
    9      -3.64      2.35     8.25     18.93     18.93     24.79
   10      -3.39      2.62     8.51     16.26     16.26     22.35
   15      -2.82      3.31     9.20      9.45      9.95     16.09
   20      -2.69      3.61     9.50      6.63      7.47     13.53
   25      -2.88      3.75     9.64      5.10      6.15     12.15
   30      -3.50      3.82     9.71      4.14      5.36     11.32
   35      -5.55      3.85     9.74      3.49      4.84     10.78


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK

                          $1,051,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
        ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
END OF     AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  -----------     --         --        ---        --       --       ---        --       --       ---
    1   $   52,500  $1,051,000 $1,051,000 $1,051,000 $ 45,196 $ 47,761 $   50,324 $ 41,196 $ 43,761 $   46,324
    2      107,625   1,051,000  1,051,000  1,051,000   85,641   93,330    101,314   81,641   89,330     97,314
    3      165,506   1,051,000  1,051,000  1,051,000  121,366  136,819    153,499  121,366  136,819    153,499
    4      226,282   1,051,000  1,051,000  1,051,000  160,365  186,310    215,432  160,365  186,310    215,432
    5      290,096   1,051,000  1,051,000  1,051,000  198,661  237,922    283,764  198,661  237,922    283,764
    6      357,100   1,051,000  1,051,000  1,051,000  236,254  291,763    359,201  236,254  291,763    359,201
    7      427,455   1,051,000  1,051,000  1,197,906  273,172  347,973    441,913  273,172  347,973    441,913
    8      448,828   1,051,000  1,051,000  1,270,224  264,859  359,450    483,024  264,859  359,450    483,024
    9      471,270   1,051,000  1,051,000  1,346,927  256,296  371,202    527,837  256,296  371,202    527,837
   10      494,833   1,051,000  1,051,000  1,428,279  247,437  383,220    576,656  247,437  383,220    576,656
   15      631,546   1,051,000  1,051,000  1,915,136  196,711  446,777    892,982  196,711  446,777    892,982
   20      806,031   1,051,000  1,051,000  2,567,892  127,848  514,285  1,368,098  127,848  514,285  1,368,098
   25    1,028,722   1,051,000  1,051,000  3,442,452   26,145  583,718  2,072,441   26,145  583,718  2,072,441
   30    1,312,940              1,051,000  4,613,132           649,833  3,095,240           649,833  3,095,240
   35    1,675,681              1,051,000  6,178,678           705,089  4,554,129           705,089  4,554,129
        INTERNAL RATE OF RETURN    INTERNAL RATE OF RETURN
           ON NET CASH VALUE          ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
             GROSS ANNUAL               GROSS ANNUAL
END OF     RATE OF RETURN OF          RATE OF RETURN OF
POLICY  -------------------------- --------------------------
 YEAR      0%       6%      12%      0%       6%       12%
------     --       --      ---      --       --       ---
    1      -9.61%   -4.48%   0.65% 2002.00% 2002.00% 2002.00%
    2      -9.90    -4.51    0.87   311.19   311.19   311.19
    3     -10.22    -4.53    1.16   135.76   135.76   135.76
    4      -8.64    -2.82    3.00    79.07    79.07    79.07
    5      -7.57    -1.65    4.25    52.44    52.44    52.44
    6      -6.79    -0.79    5.17    37.36    37.36    37.36
    7      -6.20    -0.15    5.83    27.82    27.82    31.23
    8      -5.55     0.53    6.49    22.58    22.58    26.62
    9      -5.15     0.98    6.93    18.93    18.93    23.39
   10      -4.90     1.30    7.24    16.26    16.26    21.01
   15      -4.73     2.05    8.01     9.45     9.45    14.85
   20      -5.79     2.28    8.27     6.63     6.63    12.26
   25     -11.24     2.35    8.36     5.10     5.10    10.84
   30                2.31    8.36              4.14     9.95
   35                2.21    8.31              3.49     9.33


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
               $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK

                          $1,051,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT
                   GUIDELINE PREMIUM TEST WITH IRS CORRIDOR

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
        ACCUMULATED           GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF     AT 5%           RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ------------------------------ ------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%        6%        12%        0%        6%        12%
------  -----------     --         --        ---        --        --        ---        --        --        ---
   1    $   52,500  $1,094,540 $1,097,180 $1,099,815 $ 47,540 $   50,180 $   52,815 $ 43,540 $   46,180 $   48,815
   2       107,625   1,137,410  1,145,391  1,153,672   90,410     98,391    106,672   86,410     94,391    102,672
   3       165,506   1,179,565  1,195,674  1,213,048  128,565    144,674    162,048  128,565    144,674    162,048
   4       226,282   1,220,973  1,248,084  1,278,484  169,973    197,084    227,484  169,973    197,084    227,484
   5       290,096   1,261,650  1,302,727  1,350,632  210,650    251,727    299,632  210,650    251,727    299,632
   6       357,100   1,301,597  1,359,699  1,430,193  250,597    308,699    379,193  250,597    308,699    379,193
   7       427,455   1,340,856  1,419,144  1,517,990  289,856    368,144    466,990  289,856    368,144    466,990
   8       448,828   1,334,997  1,434,070  1,565,124  283,997    383,070    514,124  283,997    383,070    514,124
   9       471,270   1,329,059  1,449,539  1,617,096  278,059    398,539    566,096  278,059    398,539    566,096
  10       494,833   1,323,066  1,465,601  1,674,444  272,066    414,601    623,444  272,066    414,601    623,444
  15       631,546   1,292,927  1,556,483  2,064,765  241,927    505,483  1,013,765  241,927    505,483  1,013,765
  20       806,031   1,261,643  1,667,455  2,707,253  210,643    616,455  1,656,253  210,643    616,455  1,656,253
  25     1,028,722   1,220,782  1,793,894  3,755,969  169,782    742,894  2,704,969  169,782    742,894  2,704,969
  30     1,312,940   1,164,298  1,932,093  5,468,412  113,298    881,093  4,417,412  113,298    881,093  4,417,412
  35     1,675,681   1,081,431  2,071,694  8,264,812   30,431  1,020,694  7,213,812   30,431  1,020,694  7,213,812
         INTERNAL RATE OF RETURN      INTERNAL RATE OF RETURN
            ON NET CASH VALUE             ON DEATH BENEFIT
          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
              GROSS ANNUAL                 GROSS ANNUAL
END OF      RATE OF RETURN OF            RATE OF RETURN OF
POLICY  ---------------------------- -----------------------------
 YEAR      0%        6%       12%       0%        6%       12%
------     --        --       ---       --        --       ---
   1       -4.92%     0.36%    5.63% 2,089.08% 2,094.36% 2,099.63%
   2       -6.54     -1.08     4.38    329.56    331.23    332.94
   3       -7.51     -1.80     3.91    146.80    148.12    149.54
   4       -6.40     -0.59     5.22     87.69     88.97     90.39
   5       -5.66      0.23     6.10     59.90     61.23     62.74
   6       -5.12      0.82     6.73     44.15     45.56     47.20
   7       -4.72      1.26     7.22     34.18     35.68     37.46
   8       -4.16      1.81     7.75     27.69     29.23     31.13
   9       -3.81      2.17     8.12     23.14     24.72     26.72
  10       -3.57      2.43     8.40     19.81     21.41     23.50
  15       -3.05      3.09     9.13     11.29     12.96     15.54
  20       -2.95      3.37     9.47      7.76      9.51     12.60
  25       -3.24      3.47     9.66      5.81      7.66     11.28
  30       -4.10      3.47     9.77      4.54      6.50     10.63
  35       -7.38      3.39     9.86      3.58      5.69     10.32

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK

                          $1,051,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT
                   GUIDELINE PREMIUM TEST WITH IRS CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
        ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
END OF     AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------  -----------     --         --        ---        --       --       ---        --       --       ---
   1    $   52,500  $1,092,067 $1,094,624 $1,097,179 $ 45,067 $ 47,624 $   50,179 $ 41,067 $ 43,624 $   46,179
   2       107,625   1,132,240  1,139,888  1,147,828   85,240   92,888    100,828   81,240   88,888     96,828
   3       165,506   1,171,533  1,186,864  1,203,411  120,533  135,864    152,411  120,533  135,864    152,411
   4       226,282   1,209,917  1,235,585  1,264,391  158,917  184,585    213,391  158,917  184,585    213,391
   5       290,096   1,247,395  1,286,117  1,331,317  196,395  235,117    280,317  196,395  235,117    280,317
   6       357,100   1,283,938  1,338,498  1,404,756  232,938  287,498    353,756  232,938  287,498    353,756
   7       427,455   1,319,551  1,392,798  1,485,373  268,551  341,798    434,373  268,551  341,798    434,373
   8       448,828   1,309,887  1,402,080  1,524,224  258,887  351,080    473,224  258,887  351,080    473,224
   9       471,270   1,299,927  1,411,319  1,566,624  248,927  360,319    515,624  248,927  360,319    515,624
  10       494,833   1,289,625  1,420,460  1,612,881  238,625  369,460    561,881  238,625  369,460    561,881
  15       631,546   1,230,924  1,462,126  1,914,921  179,924  411,126    863,921  179,924  411,126    863,921
  20       806,031   1,153,425  1,487,379  2,378,373  102,425  436,379  1,327,373  102,425  436,379  1,327,373
  25     1,028,722              1,478,330  3,090,012           427,330  2,039,012           427,330  2,039,012
  30     1,312,940              1,400,128  4,177,351           349,128  3,126,351           349,128  3,126,351
  35     1,675,681              1,196,077  5,834,850           145,077  4,783,850           145,077  4,783,850
        INTERNAL RATE OF RETURN     INTERNAL RATE OF RETURN
           ON NET CASH VALUE            ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
             GROSS ANNUAL                 GROSS ANNUAL
END OF     RATE OF RETURN OF           RATE OF RETURN OF
POLICY  -------------------------- -----------------------------
 YEAR      0%       6%      12%       0%        6%       12%
------     --       --      ---       --        --       ---
   1       -9.87%   -4.75%   0.36% 2,084.13% 2,089.25% 2,094.36%
   2      -10.19    -4.82    0.55    328.49    330.08    331.73
   3      -10.54    -4.87    0.80    146.13    147.40    148.76
   4       -8.99    -3.18    2.61     87.15     88.38     89.74
   5       -7.94    -2.04    3.84     59.43     60.69     62.13
   6       -7.19    -1.21    4.73     43.72     45.05     46.61
   7       -6.63    -0.59    5.40     33.76     35.18     36.88
   8       -6.00     0.06    6.07     27.28     28.75     30.56
   9       -5.63     0.48    6.53     22.74     24.23     26.14
  10       -5.41     0.77    6.86     19.41     20.92     22.91
  15       -5.44     1.35    7.72     10.85     12.40     14.85
  20       -7.03     1.30    8.08      7.21      8.79     11.77
  25                 0.91    8.28                6.73     10.31
  30                -0.01    8.40                5.25      9.55
  35                -2.72    8.47                3.91      9.14

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

  The Policies became available in August, 1998. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995. The commencement of operations for the Metropolitan Series Fund, Inc. Portfolios was: March 3, 1997 for the Janus Mid Cap Portfolio; and November 9, 1998 for the Russell 2000 Index Portfolio. Both were made available to the Variable Account on May 1, 2000. The Putnam Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2000 and is not included in this Appendix. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

  We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

  Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

               SUB-ACCOUNTS INVESTING IN NEW ENGLAND ZENITH FUND

                                                                                 ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                                         FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.   8.87%    -0.59%   68.10%   95.21%   52.71%   -8.81%   30.76%   -3.48%   53.98%   -6.05%   14.97%   -7.07%
Bond Income.....   3.20     12.61    18.76    14.83     2.27     8.37    12.30     8.09    17.96     8.18    12.61    -3.36
Money Market....   3.20     10.73     8.26     6.80     6.53     7.52     9.25     8.19     6.21     3.80     2.97     3.97
                                                               8/26/83-  8/26/83-
                                                               12/31/99  12/31/99
                                                                 TOTAL   EFFECTIVE
SUB-ACCOUNT       12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------       -------- -------- -------- -------- -------- --------- ---------
Capital Growth*.   38.03%   21.07%   23.48%   34.09%   15.70%  2,996.30%  23.37%
Bond Income.....   21.20     4.61    10.89     9.04    -0.47     351.72    9.66
Money Market....    5.70     5.13     5.34     5.26     4.97     173.07    6.34

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 5/1/87-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index..... -12.20%   16.34%   30.15%   -4.14%   30.43%   7.30%     9.72%    1.12%   36.92%   22.47%   32.50%   27.93%
Managed.........  -0.66     9.48    19.08     3.21    20.17    6.70     10.65    -1.11    31.26    15.03    26.56    19.65
                          5/1/87-   5/1/87-
                          12/31/99 12/31/99
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/99  RETURN   ANNUAL
-----------      -------- -------- ---------
Stock Index.....  20.38%  573.77%   16.30%
Managed.........   9.97   371.64    13.02

                                           ANNUAL NET RATE OF RETURN
                         -------------------------------------------------------------- 4/30/93- 4/30/93-
                                                   FOR ONE YEAR ENDING                  12/31/99 12/31/99
                         4/30/93- -----------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  14.24%   -1.21%   36.47%   18.10%   33.47%   24.45%   9.35%   230.38%   19.62%
Mid Cap Value***........  14.74     -.27    30.35    17.61    17.32    -5.46    0.35     95.25    10.55

                                        ANNUAL NET RATE OF RETURN
                          ------------------------------------------------------  5/2/94-   5/2/94-
                                                FOR ONE YEAR ENDING              12/31/99  12/31/99
                           5/2/94-  --------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------               --------- -------- -------- -------- -------- -------- --------- ---------
Small Cap...............   -3.23%    28.84%   30.68%   24.85%   -1.69%   31.75%   163.49%   18.65%

                                        ANNUAL NET RATE OF RETURN
                          ------------------------------------------------------ 10/31/94- 10/31/94-
                                                FOR ONE YEAR ENDING              12/31/99  12/31/99
                          10/31/94- --------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------               --------- -------- -------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.20%    48.69%   13.17%   25.63%   47.78%   34.13%   301.47%   30.87%
Balanced****............    -.10     24.79    16.91    16.18     9.11    -5.06     75.41    11.49
Venture Value...........   -3.50     39.28    25.84    33.50    14.41    17.52    203.60    23.98
International Magnum Eq-
 uity**.................    2.60      6.23     6.67    -1.30     7.27    24.61     53.41     8.64

                                                     ANNUAL
                                                    NET RATE
                                                    OF RETURN 4/30/99- 4/30/99-
                                                    --------- 12/31/99 12/31/99
                                                    4/30/99-   TOTAL   EFFECTIVE
SUB-ACCOUNT                                         12/31/99   RETURN   ANNUAL
-----------                                         --------- -------- ---------
Investors..........................................   2.85%     2.85%     N/A
Research Managers..................................  19.80     19.80      N/A

-------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.
** The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser.
*** The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.
**** The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser.

           SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                                ANNUAL NET RATE OF RETURN
                               ------------------------------  3/3/97-   3/3/97-
                                        FOR ONE YEAR ENDING    12/31/99 12/31/99
                               3/3/97-  ---------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                    12/31/97 12/31/98   12/31/99     RETURN   ANNUAL
-----------                    -------- ---------  ----------  -------- ---------
Mid Cap.......................  28.21%      37.19%    122.92%  292.12%   62.11%

                                  ANNUAL NET RATE OF RETURN
                                 ---------------------------- 11/9/98- 11/9/98-
                                          FOR ONE YEAR ENDING 12/31/99 12/31/99
                                 11/9/98- -------------------  TOTAL   EFFECTIVE
                                 12/31/98      12/31/99        RETURN   ANNUAL
                                 -------- ------------------- -------- ---------
Russell 2000 Index..............  5.48%         22.73%         29.46%   25.38%

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                   ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .20%    -1.13%   21.93%   19.54%  -16.31%   31.44%   16.89%   18.29%   6.93%    35.90%   13.75%   28.11%
                                   10/9/86- 10/9/86-
                                   12/31/99 12/31/99
                                    TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- ---------
Equity-Income...  11.63%   6.33%   451.97%   13.79%

                                                                                ANNUAL NET RATE OF RETURN
                                   -----------------------------------------------------------------------------------------
                                                                                        FOR ONE YEAR ENDING
                                            --------------------------------------------------------------------------------
                                   1/28/87-
SUB-ACCOUNT                        12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas..........................    5.38%    9.63%   23.97%   -1.20%    8.00%  -10.72%   37.35%    1.21%   11.02%   12.43%
                                            1/28/87- 1/28/87-
                                            12/31/99 12/31/99
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- -------- ---------
Overseas........   11.56%   12.75%   42.63%  281.27%    10.91%
                                                                       ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                          --------------------------------------------------------------------------------------------------
                 9/19/85-
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....    6.38%   17.68%    1.22%   -1.53%   -4.07%   -2.23%   35.08%   23.17%   20.40%   -1.45%   20.79%   13.75%
                                            9/19/85-19/19/85
                                            12/31/99 12/31/99
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- -------- ---------
High Income.....   17.67%   -4.33%    8.15%  337.63%    10.89%

                        SUB-ACCOUNT INVESTING IN VIP II

                                                     ANNUAL NET RATE OF RETURN
                 -------------------------------------------------------------------------------------------------- 9/6/89-
                                                             FOR ONE YEAR ENDING                                    12/31/99
                 9/6/89-  -----------------------------------------------------------------------------------------  TOTAL
SUB-ACCOUNT      12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager...  1.32%    6.19%    22.56%   11.71%   21.23%   -6.43%   17.68%   14.31%   20.65%   15.05%   11.09%  246.61%
                  9/6/89-
                 12/31/99
                 EFFECTIVE
SUB-ACCOUNT       ANNUAL
-----------      ---------
Asset Manager...  12.81%

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $1,051,000 face amount with premiums paid on August 26 of the years in which they are paid (May 1 in the case of the Zenith Westpeak Stock Index and Zenith Back Bay Managed Sub-Accounts; May 2 in the case of the Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account, January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris Oakmark Mid Cap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown for Policies with (1) an Option 1 death benefit, using the cash value accumulation test with the Enhanced Net Single Premium Corridor, and (2) an Option 2 death benefit, using the guideline premium test with the IRS Corridor. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. These illustrations of policy investment experience reflect all Policy charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER PREFERRED RISK, AGE 40

                          $1,051,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,051,000 $   44,909 $   48,909        --             --
December 31, 1983.......   50,000  1,051,000     48,545     52,545     15.33%            --
December 31, 1984.......  100,000  1,051,000     92,469     96,469     -4.18         784.53%
December 31, 1985.......  150,000  1,051,000    208,292    208,292     25.92         215.32
December 31, 1986.......  200,000  1,377,942    449,045    449,045     47.38         129.46
December 31, 1987.......  250,000  2,129,068    715,957    715,957     47.18         104.38
December 31, 1988.......  300,000  1,998,206    693,209    693,209     29.71          70.21
December 31, 1989.......  350,000  2,642,671    945,515    945,515     29.45          61.33
December 31, 1990.......  350,000  2,437,785    899,309    899,309     22.03          46.63
December 31, 1991.......  350,000  3,610,209  1,372,842  1,372,842     26.53          46.84
December 31, 1992.......  350,000  3,262,702  1,278,595  1,278,595     21.24          37.79
December 31, 1993.......  350,000  3,609,428  1,457,277  1,457,277     20.31          34.27
December 31, 1994.......  350,000  3,205,206  1,332,884  1,332,884     16.71          28.48
December 31, 1995.......  350,000  4,308,245  1,844,689  1,844,689     18.72          29.05
December 31, 1996.......  350,000  5,004,716  2,205,612  2,205,612     18.80          27.85
December 31, 1997.......  350,000  5,956,526  2,700,782  2,700,782     19.09          27.11
December 31, 1998.......  350,000  7,703,835  3,592,111  3,592,111     20.11          27.27
December 31, 1999.......  350,000  8,601,588  4,122,606  4,122,606     19.72          26.11

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,051,000 $   44,909 $   48,909         --            --
December 31, 1983.......   50,000  1,051,000     45,929     49,929      -0.41%           --
December 31, 1984.......  100,000  1,051,000     99,270    103,270       3.85        784.53%
December 31, 1985.......  150,000  1,051,000    164,031    164,031       6.75        215.32
December 31, 1986.......  200,000  1,051,000    232,562    232,562       8.27        107.45
December 31, 1987.......  250,000  1,051,000    281,086    281,086       5.01         66.11
December 31, 1988.......  300,000  1,051,000    347,836    347,836       5.19         45.08
December 31, 1989.......  350,000  1,212,450    433,799    433,799       6.38         36.94
December 31, 1990.......  350,000  1,260,472    464,994    464,994       6.55         30.16
December 31, 1991.......  350,000  1,429,859    543,728    543,728       8.33         27.36
December 31, 1992.......  350,000  1,487,863    583,067    583,067       8.16         23.84
December 31, 1993.......  350,000  1,612,086    650,866    650,866       8.61         21.83
December 31, 1994.......  350,000  1,496,067    622,139    622,139       7.02         18.22
December 31, 1995.......  350,000  1,749,650    749,159    749,159       8.33         18.09
December 31, 1996.......  350,000  1,763,110    777,014    777,014       7.89         16.40
December 31, 1997.......  350,000  1,884,362    854,399    854,399       8.07         15.57
December 31, 1998.......  350,000  1,981,733    924,034    924,034       8.07         14.73
December 31, 1999.......  350,000  1,903,397    912,268    912,268       7.36         13.27

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,051,000 $   44,909 $   48,909         --            --
December 31, 1983.......   50,000  1,051,000     46,040     50,040       0.23%           --
December 31, 1984.......  100,000  1,051,000     96,300    100,300       0.35        784.53%
December 31, 1985.......  150,000  1,051,000    148,844    148,844      -0.57        215.32
December 31, 1986.......  200,000  1,051,000    202,870    202,870       0.77        107.45
December 31, 1987.......  250,000  1,051,000    259,796    259,796       1.64         66.11
December 31, 1988.......  300,000  1,051,000    323,005    323,005       2.59         45.08
December 31, 1989.......  350,000  1,106,523    395,900    395,900       3.67         34.17
December 31, 1990.......  350,000  1,150,603    424,462    424,462       4.45         27.95
December 31, 1991.......  350,000  1,175,238    446,904    446,904       4.60         23.40
December 31, 1992.......  350,000  1,173,348    459,814    459,814       4.33         19.77
December 31, 1993.......  350,000  1,162,458    469,333    469,333       4.03         16.97
December 31, 1994.......  350,000  1,163,688    483,919    483,919       3.92         14.95
December 31, 1995.......  350,000  1,184,075    506,993    506,993       4.01         13.54
December 31, 1996.......  350,000  1,198,713    528,281    528,281       4.03         12.34
December 31, 1997.......  350,000  1,216,976    551,796    551,796       4.06         11.38
December 31, 1998.......  350,000  1,235,453    576,062    576,062       4.09         10.57
December 31, 1999.......  350,000  1,251,316    599,736    599,736       4.09          9.87

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,051,000 $   44,909 $   48,909         --            --
December 31, 1987.......   50,000  1,051,000     38,893     42,893     -20.49%           --
December 31, 1988.......  100,000  1,051,000     92,037     96,037      -3.41        462.50%
December 31, 1989.......  150,000  1,051,000    174,407    174,407       9.28        168.14
December 31, 1990.......  200,000  1,051,000    207,741    207,741       1.76         91.55
December 31, 1991.......  250,000  1,051,000    318,438    318,438       9.18         58.67
December 31, 1992.......  300,000  1,114,967    386,800    386,800       8.05         42.99
December 31, 1993.......  350,000  1,310,319    468,816    468,816       7.95         36.28
December 31, 1994.......  350,000  1,273,243    469,705    469,705       6.33         28.46
December 31, 1995.......  350,000  1,690,266    642,752    642,752      10.90         29.10
December 31, 1996.......  350,000  1,975,958    774,343    774,343      12.20         27.42
December 31, 1997.......  350,000  2,519,069  1,017,054  1,017,054      14.39         27.43
December 31, 1998.......  350,000  3,101,909  1,289,928  1,289,928      15.68         26.98
December 31, 1999.......  350,000  3,595,517  1,539,516  1,539,516      16.03         25.89

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,051,000 $   44,909 $   48,909         --            --
December 31, 1987.......   50,000  1,051,000     44,013     48,013      -5.89%           --
December 31, 1988.......  100,000  1,051,000     94,390     98,390      -1.38        462.50%
December 31, 1989.......  150,000  1,051,000    163,038    163,038       5.07        168.14
December 31, 1990.......  200,000  1,051,000    212,964    212,964       2.91         91.55
December 31, 1991.......  250,000  1,051,000    303,320    303,320       7.31         58.67
December 31, 1992.......  300,000  1,064,907    369,433    369,433       6.59         41.41
December 31, 1993.......  350,000  1,264,973    452,592    452,592       6.99         35.29
December 31, 1994.......  350,000  1,201,879    443,378    443,378       5.09         27.14
December 31, 1995.......  350,000  1,526,352    580,421    580,421       9.05         27.12
December 31, 1996.......  350,000  1,679,794    658,281    658,281       9.66         24.72
December 31, 1997.......  350,000  2,045,579    825,886    825,886      11.50         24.37
December 31, 1998.......  350,000  2,355,809    979,662    979,662      12.26         23.36
December 31, 1999.......  350,000  2,494,492  1,068,083  1,068,083      11.94         21.57

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,051,000 $   44,909 $   48,909         --            --
December 31, 1993.......   50,000  1,051,000     50,549     54,549      13.85%           --
December 31, 1994.......  100,000  1,051,000     94,122     98,122      -1.61        460.75%
December 31, 1995.......  150,000  1,051,000    182,243    182,243      12.07        167.82
December 31, 1996.......  200,000  1,051,000    262,881    262,881      12.94         91.43
December 31, 1997.......  250,000  1,200,602    403,735    403,735      18.39         64.68
December 31, 1998.......  300,000  1,575,752    546,653    546,653      19.15         55.14
December 31, 1999.......  350,000  1,783,903    638,258    638,258      16.33         45.08

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,051,000 $   44,909 $   48,909         --            --
December 31, 1993.......   50,000  1,051,000     50,772     54,772      14.55%           --
December 31, 1994.......  100,000  1,051,000     94,971     98,971      -0.88        460.75%
December 31, 1995.......  150,000  1,051,000    177,354    177,354      10.33        167.82
December 31, 1996.......  200,000  1,051,000    254,208    254,208      11.31         91.43
December 31, 1997.......  250,000  1,051,000    348,480    348,480      12.64         58.62
December 31, 1998.......  300,000  1,051,000    363,661    363,661       6.09         40.93
December 31, 1999.......  350,000  1,128,763    403,857    403,857       3.89         32.06

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 2, 1994............. $ 50,000 $1,051,000 $   44,909 $   48,909         --            --
December 31, 1994.......   50,000  1,051,000     42,506     46,506     -10.31%           --
December 31, 1995.......  100,000  1,051,000    108,042    112,042      10.14        464.26%
December 31, 1996.......  150,000  1,051,000    190,962    190,962      15.14        168.46
December 31, 1997.......  200,000  1,051,000    292,102    292,102      18.16         91.66
December 31, 1998.......  250,000  1,051,000    324,576    324,576       9.92         58.73
December 31, 1999.......  300,000  1,398,889    485,296    485,296      15.33         50.97

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL                         NET    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH     CASH    OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,051,000 $ 44,909 $ 48,909         --             --
December 31, 1994.......   50,000  1,051,000   44,655   48,655     -15.06%            --
December 31, 1995.......  100,000  1,051,000  101,869  105,869       8.78       1,173.86%
December 31, 1996.......  150,000  1,051,000  164,057  164,057       7.80         253.38
December 31, 1997.......  200,000  1,051,000  234,742  234,742       9.73         118.76
December 31, 1998.......  250,000  1,051,000  301,052  301,052       8.61          71.09
December 31, 1999.......  300,000  1,051,000  327,684  327,684       3.31          47.75

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL                         NET    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH     CASH    OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,051,000 $ 44,909 $ 48,909         --             --
December 31, 1994.......   50,000  1,051,000   45,732   49,732      -3.17%            --
December 31, 1995.......  100,000  1,051,000   95,528   99,528      -0.71       1,173.86%
December 31, 1996.......  150,000  1,051,000  146,009  146,009      -2.30         253.38
December 31, 1997.......  200,000  1,051,000  186,442  186,442      -4.19         118.76
December 31, 1998.......  250,000  1,051,000  243,972  243,972      -1.13          71.09
December 31, 1999.......  300,000  1,051,000  350,947  350,947       5.87          47.75

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                          TOTAL                         NET    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH     CASH    OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,051,000 $ 44,909 $ 48,909         --             --
December 31, 1994.......   50,000  1,051,000   43,308   47,308     -28.19%            --
December 31, 1995.......  100,000  1,051,000  106,473  110,473      15.64       1,173.86%
December 31, 1996.......  150,000  1,051,000  179,555  179,555      15.94         253.38
December 31, 1997.......  200,000  1,051,000  283,901  283,901      21.63         118.76
December 31, 1998.......  250,000  1,102,473  370,737  370,737      18.38          73.72
December 31, 1999.......  300,000  1,384,037  480,144  480,144      17.60          58.88

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                          TOTAL                         NET    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH     CASH    OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,051,000 $ 44,909 $ 48,909         --             --
December 31, 1994.......   50,000  1,051,000   42,276   46,276     -37.07%            --
December 31, 1995.......  100,000  1,051,000  106,733  110,733      16.03       1,173.86%
December 31, 1996.......  150,000  1,051,000  165,387  165,387       8.52         253.38
December 31, 1997.......  200,000  1,051,000  251,321  251,321      13.95         118.76
December 31, 1998.......  250,000  1,254,638  421,906  421,906      24.54          80.94
December 31, 1999.......  300,000  1,767,179  613,062  613,062      26.82          69.08

ZENITH MFS INVESTORS SUB-ACCOUNT

                          TOTAL                         NET    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH     CASH    OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $1,051,000 $ 44,909 $ 44,909         --             --
December 31, 1999.......   50,000  1,051,000   45,448   45,448     -13.26%            --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
April 30, 1999.......... $ 50,000 $1,051,000 $   44,909 $   44,909         --             --
December 31, 1999.......   50,000  1,051,000     52,979     52,979       9.01%            --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
March 3, 1997........... $ 50,000 $1,051,000 $   44,909 $   48,909         --             --
December 31, 1997.......   50,000  1,051,000     56,651     60,651      26.19%            --
December 31, 1998.......  100,000  1,051,000    133,438    137,438      26.36         375.80%
December 31, 1999.......  150,000  1,237,684    390,758    390,758      61.88         168.59

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
November 9, 1998........ $ 50,000 $1,051,000 $   44,909 $   48,909         --             --
December 31, 1998.......   50,000  1,051,000     47,294     51,294      19.64%            --
December 31, 1999.......  100,000  1,051,000    107,753    107,753      12.04       1,250.67%

VIP EQUITY-INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
October 9, 1986......... $ 50,000 $1,051,000 $   44,909 $   48,909         --             --
December 31, 1986.......   50,000  1,051,000     44,839     48,839      -9.82%            --
December 31, 1987.......  100,000  1,051,000     80,475     84,475     -21.49       1,014.80%
December 31, 1988.......  150,000  1,051,000    141,245    141,245      -4.85         239.48
December 31, 1989.......  200,000  1,051,000    209,781    209,781       2.77         114.77
December 31, 1990.......  250,000  1,051,000    221,747    221,747      -5.37          69.36
December 31, 1991.......  300,000  1,051,000    336,911    336,911       4.25          46.83
December 31, 1992.......  350,000  1,230,303    440,187    440,187       7.05          38.58
December 31, 1993.......  350,000  1,399,426    516,254    516,254       9.23          33.57
December 31, 1994.......  350,000  1,439,041    547,219    547,219       8.64          28.09
December 31, 1995.......  350,000  1,881,158    737,193    737,193      12.23          28.46
December 31, 1996.......  350,000  2,058,921    831,272    831,272      12.30          25.96
December 31, 1997.......  350,000  2,538,640  1,055,692  1,055,692      13.89          25.66
December 31, 1998.......  350,000  2,728,554  1,168,303  1,168,303      13.56          23.73
December 31, 1999.......  350,000  2,794,780  1,231,678  1,231,678      12.77          21.62

VIP OVERSEAS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
January 28, 1987........ $ 50,000 $1,051,000 $ 44,909 $ 48,909        --             --
December 31, 1987.......   50,000  1,051,000   41,579   45,579     -9.54%            --
December 31, 1988.......  100,000  1,051,000   95,012   99,012     -0.70         337.76%
December 31, 1989.......  150,000  1,051,000  169,998  169,998      6.65         142.20
December 31, 1990.......  200,000  1,051,000  210,622  210,622      2.15          81.67
December 31, 1991.......  250,000  1,051,000  273,670  273,670      3.11          53.77
December 31, 1992.......  300,000  1,051,000  281,373  281,373     -1.87          38.14
December 31, 1993.......  350,000  1,198,847  442,260  442,260      5.96          31.80
December 31, 1994.......  350,000  1,166,820  443,703  443,703      4.84          25.17
December 31, 1995.......  350,000  1,245,961  488,270  488,270      5.67          22.26
December 31, 1996.......  350,000  1,347,740  544,139  544,139      6.46          20.32
December 31, 1997.......  350,000  1,446,968  601,721  601,721      6.96          18.74
December 31, 1998.......  350,000  1,570,768  672,566  672,566      7.47          17.63
December 31, 1999.......  350,000  2,157,950  951,023  951,023     10.38          19.37

VIP HIGH INCOME SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
September 19, 1985...... $ 50,000 $1,051,000 $ 44,909 $ 48,909        --             --
December 31, 1985.......   50,000  1,051,000   47,507   51,507     11.10%            --
December 31, 1986.......  100,000  1,051,000  101,932  105,932      7.55         898.16%
December 31, 1987.......  150,000  1,051,000  146,032  146,032     -2.08         227.94
December 31, 1988.......  200,000  1,051,000  206,764  206,764      1.87         111.34
December 31, 1989.......  250,000  1,051,000  238,928  238,928     -1.98          67.85
December 31, 1990.......  300,000  1,051,000  275,743  275,743     -3.03          46.02
December 31, 1991.......  350,000  1,163,749  416,375  416,375      5.26          36.31
December 31, 1992.......  350,000  1,378,228  508,434  508,434      8.75          32.80
December 31, 1993.......  350,000  1,595,801  606,830  606,830     10.56          29.95
December 31, 1994.......  350,000  1,512,671  592,789  592,789      8.52          24.38
December 31, 1995.......  350,000  1,758,043  709,796  709,796      9.93          23.34
December 31, 1996.......  350,000  1,924,686  800,380  800,380     10.25          21.73
December 31, 1997.......  350,000  2,180,565  933,667  933,667     10.89          20.86
December 31, 1998.......  350,000  2,009,597  885,643  885,643      9.28          17.91
December 31, 1999.......  350,000  2,094,844  949,835  949,835      9.11          16.70

VIP II ASSET MANAGER SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
September 6, 1989....... $ 50,000 $1,051,000 $ 44,909 $ 48,909        --             --
December 31, 1989.......   50,000  1,051,000   45,242   49,242     -4.69%            --
December 31, 1990.......  100,000  1,051,000   94,629   98,629     -1.68         833.52%
December 31, 1991.......  150,000  1,051,000  161,192  161,192      5.54         220.95
December 31, 1992.......  200,000  1,051,000  224,735  224,735      6.48         109.20
December 31, 1993.......  250,000  1,051,000  318,007  318,007     10.47          66.90
December 31, 1994.......  300,000  1,051,000  337,933  337,933      4.22          45.51
December 31, 1995.......  350,000  1,232,951  441,134  441,134      6.93          37.74
December 31, 1996.......  350,000  1,355,238  499,953  499,953      8.29          32.14
December 31, 1997.......  350,000  1,572,471  597,958  597,958     10.21          29.45
December 31, 1998.......  350,000  1,740,210  681,957  681,957     10.77          26.69
December 31, 1999.......  350,000  1,860,091  750,997  750,997     10.69          24.08

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.
** Rates of return and Policy values and benefits shown reflect the Harris
   Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                          $1,051,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT
                    GUIDELINE PREMIUM TEST WITH IRS CORRIDOR

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,095,906 $   44,906 $   48,906        --             --
December 31, 1983.......   50,000  1,099,528     48,528     52,528     15.23%            --
December 31, 1984.......  100,000  1,143,395     92,395     96,395     -4.26         846.24%
December 31, 1985.......  150,000  1,258,990    207,990    207,990     25.80         245.13
December 31, 1986.......  200,000  1,499,153    448,153    448,153     47.25         136.64
December 31, 1987.......  250,000  1,766,087    715,087    715,087     47.12          93.76
December 31, 1988.......  300,000  1,743,802    692,802    692,802     29.69          64.72
December 31, 1989.......  350,000  1,996,984    945,984    945,984     29.46          52.37
December 31, 1990.......  350,000  1,951,822    900,822    900,822     22.07          40.98
December 31, 1991.......  350,000  2,712,928  1,377,121  1,377,121     26.59          40.68
December 31, 1992.......  350,000  2,453,391  1,284,498  1,284,498     21.32          32.63
December 31, 1993.......  350,000  2,712,560  1,466,249  1,466,249     20.41          29.78
December 31, 1994.......  350,000  2,394,198  1,343,198  1,343,198     16.81          24.49
December 31, 1995.......  350,000  3,183,995  1,861,985  1,861,985     18.83          25.30
December 31, 1996.......  350,000  3,657,225  2,230,015  2,230,015     18.91          24.33
December 31, 1997.......  350,000  4,294,437  2,735,310  2,735,310     19.22          23.75
December 31, 1998.......  350,000  5,466,391  3,644,261  3,644,261     20.24          24.01
December 31, 1999.......  350,000  6,117,109  4,189,800  4,189,800     19.86          23.12

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,095,906 $   44,906 $   48,906        --             --
December 31, 1983.......   50,000  1,096,914     45,914     49,914     -0.49%            --
December 31, 1984.......  100,000  1,150,190     99,190    103,190      3.75         850.73%
December 31, 1985.......  150,000  1,214,799    163,799    163,799      6.64         239.06
December 31, 1986.......  200,000  1,283,051    232,051    232,051      8.15         123.51
December 31, 1987.......  250,000  1,331,207    280,207    280,207      4.88          78.38
December 31, 1988.......  300,000  1,397,371    346,371    346,371      5.05          55.98
December 31, 1989.......  350,000  1,482,550    431,550    431,550      6.22          43.08
December 31, 1990.......  350,000  1,512,995    461,995    461,995      6.40          34.64
December 31, 1991.......  350,000  1,590,679    539,679    539,679      8.18          29.53
December 31, 1992.......  350,000  1,629,330    578,330    578,330      8.03          25.41
December 31, 1993.......  350,000  1,696,330    645,330    645,330      8.49          22.59
December 31, 1994.......  350,000  1,667,478    616,478    616,478      6.90          19.65
December 31, 1995.......  350,000  1,793,039    742,039    742,039      8.23          18.38
December 31, 1996.......  350,000  1,820,394    769,394    769,394      7.79          16.74
December 31, 1997.......  350,000  1,896,861    845,861    845,861      7.97          15.63
December 31, 1998.......  350,000  1,965,758    914,758    914,758      7.99          14.65
December 31, 1999.......  350,000  1,953,999    902,999    902,999      7.28          13.48

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,095,906 $   44,906 $   48,906         --            --
December 31, 1983.......   50,000  1,097,025     46,025     50,025       0.14%           --
December 31, 1984.......  100,000  1,147,222     96,222    100,222       0.26        848.77%
December 31, 1985.......  150,000  1,199,637    148,637    148,637      -0.68        236.94
December 31, 1986.......  200,000  1,253,439    202,439    202,439       0.66        121.59
December 31, 1987.......  250,000  1,310,010    259,010    259,010       1.51         77.53
December 31, 1988.......  300,000  1,372,686    321,686    321,686       2.45         55.29
December 31, 1989.......  350,000  1,444,829    393,829    393,829       3.51         42.29
December 31, 1990.......  350,000  1,472,558    421,558    421,558       4.29         33.97
December 31, 1991.......  350,000  1,494,132    443,132    443,132       4.44         28.25
December 31, 1992.......  350,000  1,506,163    455,163    455,163       4.17         24.05
December 31, 1993.......  350,000  1,514,728    463,728    463,728       3.86         20.89
December 31, 1994.......  350,000  1,528,190    477,190    477,190       3.75         18.50
December 31, 1995.......  350,000  1,549,936    498,936    498,936       3.83         16.67
December 31, 1996.......  350,000  1,569,839    518,839    518,839       3.85         15.17
December 31, 1997.......  350,000  1,591,856    540,856    540,856       3.88         13.94
December 31, 1998.......  350,000  1,614,552    563,552    563,552       3.91         12.91
December 31, 1999.......  350,000  1,636,567    585,567    585,567       3.91         12.03

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,095,906 $   44,906 $   48,906         --            --
December 31, 1987.......   50,000  1,089,872     38,872     42,872     -20.55%           --
December 31, 1988.......  100,000  1,142,944     91,944     95,944      -3.49        494.38%
December 31, 1989.......  150,000  1,225,118    174,118    174,118       9.18        187.02
December 31, 1990.......  200,000  1,258,230    207,230    207,230       1.64        103.71
December 31, 1991.......  250,000  1,368,335    317,335    317,335       9.04         70.84
December 31, 1992.......  300,000  1,436,023    385,023    385,023       7.91         51.86
December 31, 1993.......  350,000  1,517,377    466,377    466,377       7.81         40.45
December 31, 1994.......  350,000  1,517,752    466,752    466,752       6.20         32.50
December 31, 1995.......  350,000  1,689,318    638,318    638,318      10.77         29.08
December 31, 1996.......  350,000  1,820,088    769,088    769,088      12.09         26.05
December 31, 1997.......  350,000  2,061,941  1,010,941  1,010,941      14.30         24.48
December 31, 1998.......  350,000  2,334,752  1,283,752  1,283,752      15.62         23.25
December 31, 1999.......  350,000  2,624,019  1,534,514  1,534,514      15.99         22.17

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,095,906 $   44,906 $   48,906         --            --
December 31, 1987.......   50,000  1,094,989     43,989     47,989      -5.96%           --
December 31, 1988.......  100,000  1,145,294     94,294     98,294      -1.46        495.18%
December 31, 1989.......  150,000  1,213,768    162,768    162,768       4.97        185.85
December 31, 1990.......  200,000  1,263,442    212,442    212,442       2.80        103.99
December 31, 1991.......  250,000  1,353,279    302,279    302,279       7.18         70.32
December 31, 1992.......  300,000  1,418,738    367,738    367,738       6.45         51.43
December 31, 1993.......  350,000  1,501,187    450,187    450,187       6.85         40.15
December 31, 1994.......  350,000  1,491,432    440,432    440,432       4.94         32.09
December 31, 1995.......  350,000  1,626,998    575,998    575,998       8.91         28.35
December 31, 1996.......  350,000  1,704,000    653,000    653,000       9.53         24.95
December 31, 1997.......  350,000  1,870,400    819,400    819,400      11.39         23.06
December 31, 1998.......  350,000  2,023,548    972,548    972,548      12.17         21.39
December 31, 1999.......  350,000  2,112,190  1,061,190  1,061,190      11.87         19.64

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1993.......   50,000  1,101,519   50,519   54,519      13.76%            --
December 31, 1994.......  100,000  1,145,017   94,017   98,017      -1.70         493.19%
December 31, 1995.......  150,000  1,232,920  181,920  181,920      11.95         187.46
December 31, 1996.......  200,000  1,313,185  262,185  262,185      12.81         106.53
December 31, 1997.......  250,000  1,453,328  402,328  402,328      18.25          73.62
December 31, 1998.......  300,000  1,595,664  544,664  544,664      19.03          55.59
December 31, 1999.......  350,000  1,687,186  636,186  636,186      16.25          43.47

ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1993.......   50,000  1,101,741   50,741   54,741      14.45%            --
December 31, 1994.......  100,000  1,145,865   94,865   98,865      -0.97         493.47%
December 31, 1995.......  150,000  1,228,040  177,040  177,040      10.22         186.96
December 31, 1996.......  200,000  1,304,535  253,535  253,535      11.18         106.07
December 31, 1997.......  250,000  1,398,201  347,201  347,201      12.50          71.79
December 31, 1998.......  300,000  1,412,951  361,951  361,951       5.94          51.25
December 31, 1999.......  350,000  1,452,590  401,590  401,590       3.74          39.18

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
May 2, 1994............. $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1994.......   50,000  1,093,483   42,483   46,483     -10.38%            --
December 31, 1995.......  100,000  1,158,932  107,932  111,932      10.04         501.76%
December 31, 1996.......  150,000  1,241,635  190,635  190,635      15.03         189.10
December 31, 1997.......  200,000  1,342,354  291,354  291,354      18.03         108.35
December 31, 1998.......  250,000  1,374,396  323,396  323,396       9.78          71.12
December 31, 1999.......  300,000  1,534,050  483,050  483,050      15.18          54.26

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1994.......   50,000  1,095,646   44,646   48,646     -15.15%            --
December 31, 1995.......  100,000  1,152,801  101,801  105,801       8.68       1,285.86%
December 31, 1996.......  150,000  1,214,852  163,852  163,852       7.69         282.09
December 31, 1997.......  200,000  1,285,273  234,273  234,273       9.61         136.81
December 31, 1998.......  250,000  1,351,179  300,179  300,179       8.48          85.15
December 31, 1999.......  300,000  1,377,395  326,395  326,395       3.16          58.68

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1994.......   50,000  1,096,723   45,723   49,723      -3.28%            --
December 31, 1995.......  100,000  1,146,467   95,467   99,467      -0.80       1,278.93%
December 31, 1996.......  150,000  1,196,835  145,835  145,835      -2.40         279.05
December 31, 1997.......  200,000  1,237,093  186,093  186,093      -4.30         133.31
December 31, 1998.......  250,000  1,294,312  243,312  243,312      -1.25          82.70
December 31, 1999.......  300,000  1,400,634  349,634  349,634       5.73          59.37

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1994.......   50,000  1,094,300   43,300   47,300     -28.27%            --
December 31, 1995.......  100,000  1,157,400  106,400  110,400      15.54       1,290.88%
December 31, 1996.......  150,000  1,230,324  179,324  179,324      15.82         284.69
December 31, 1997.......  200,000  1,334,306  283,306  283,306      21.50         140.28
December 31, 1998.......  250,000  1,420,609  369,609  369,609      18.24          88.04
December 31, 1999.......  300,000  1,529,403  478,403  478,403      17.46          63.01

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1994.......   50,000  1,093,268   42,268   46,268     -37.14%            --
December 31, 1995.......  100,000  1,157,658  106,658  110,658      15.92       1,291.16%
December 31, 1996.......  150,000  1,216,174  165,174  165,174       8.41         282.32
December 31, 1997.......  200,000  1,301,804  250,804  250,804      13.83         137.99
December 31, 1998.......  250,000  1,471,659  420,659  420,659      24.40          90.08
December 31, 1999.......  300,000  1,662,209  611,209  611,209      26.71          66.49

ZENITH MFS INVESTORS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $1,095,906 $ 44,906 $ 44,906         --             --
December 31, 1999.......   50,000  1,096,420   45,420   45,420     -13.33%            --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $1,095,906 $ 44,906 $ 44,906         --             --
December 31, 1999.......   50,000  1,103,947   52,947   52,947       8.91%            --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
March 3, 1997........... $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1997.......   50,000  1,107,613   56,613   60,613      26.10%            --
December 31, 1998.......  100,000  1,184,273  133,273  137,273      26.25         411.25%
December 31, 1999.......  150,000  1,440,990  389,990  389,990      61.73         186.06

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
November 9, 1998........ $ 50,000 $1,095,906 $ 44,906 $ 48,906         --             --
December 31, 1998.......   50,000  1,098,288   47,288   51,288      19.54%            --
December 31, 1999.......  100,000  1,158,691  107,691  107,691      11.95       1,378.80%

VIP EQUITY-INCOME SUB-ACCOUNT

                          TOTAL                                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH    NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE     VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- --------- --------- -------------- -------------
October 9, 1986......... $ 50,000 $1,095,906 $  44,906 $  48,906        --             --
December 31, 1986.......   50,000  1,095,830    44,830    48,830      -9.89%           --
December 31, 1987.......  100,000  1,131,421    80,421    84,421     -21.57       1,088.78%
December 31, 1988.......  150,000  1,192,074   141,074   141,074      -4.94         262.75
December 31, 1989.......  200,000  1,260,371   209,371   209,371       2.66         130.43
December 31, 1990.......  250,000  1,272,151   221,151   221,151      -5.49          79.73
December 31, 1991.......  300,000  1,386,656   335,656   335,656       4.11          57.83
December 31, 1992.......  350,000  1,489,063   438,063   438,063       6.91          44.59
December 31, 1993.......  350,000  1,564,358   513,358   513,358       9.09          36.39
December 31, 1994.......  350,000  1,594,811   543,811   543,811       8.52          30.23
December 31, 1995.......  350,000  1,783,506   732,506   732,506      12.12          27.50
December 31, 1996.......  350,000  1,877,311   826,311   826,311      12.21          24.53
December 31, 1997.......  350,000  2,101,287 1,050,287 1,050,287      13.83          23.07
December 31, 1998.......  350,000  2,214,601 1,163,601 1,163,601      13.51          21.17
December 31, 1999.......  350,000  2,279,231 1,228,231 1,228,231      12.74          19.38

VIP OVERSEAS SUB-ACCOUNT

                          TOTAL                                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH    NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE     VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- --------- --------- -------------- -------------
January 28, 1987........ $ 50,000 $1,095,906 $  44,906 $  48,906        --             --
December 31, 1987.......   50,000  1,092,546    41,546    45,546      -9.61%           --
December 31, 1988.......  100,000  1,145,887    94,887    98,887      -0.78         360.04%
December 31, 1989.......  150,000  1,220,657   169,657   169,657       6.54         157.38
December 31, 1990.......  200,000  1,261,011   210,011   210,011       2.03          92.56
December 31, 1991.......  250,000  1,323,598   272,598   272,598       2.97          63.47
December 31, 1992.......  300,000  1,330,932   279,932   279,932      -2.02          45.80
December 31, 1993.......  350,000  1,490,589   439,589   439,589       5.81          37.63
December 31, 1994.......  350,000  1,491,471   440,471   440,471       4.69          30.53
December 31, 1995.......  350,000  1,534,980   483,980   483,980       5.52          26.09
December 31, 1996.......  350,000  1,589,702   538,702   538,702       6.31          22.94
December 31, 1997.......  350,000  1,646,247   595,247   595,247       6.81          20.53
December 31, 1998.......  350,000  1,715,954   664,954   664,954       7.34          18.72
December 31, 1999.......  350,000  1,991,010   940,010   940,010      10.26          18.47

VIP HIGH INCOME SUB-ACCOUNT

                          TOTAL                                  INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH    NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE     VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- --------- --------  -------------- -------------
September 19, 1985...... $ 50,000 $1,095,906 $  44,906 $  48,906        --             --
December 31, 1985.......   50,000  1,098,494    47,494    51,494      11.00%           --
December 31, 1986.......  100,000  1,152,856   101,856   105,856       7.46         978.55%
December 31, 1987.......  150,000  1,196,840   145,840   145,840      -2.18         250.63
December 31, 1988.......  200,000  1,257,342   206,342   206,342       1.76         126.29
December 31, 1989.......  250,000  1,289,233   238,233   238,233      -2.11          78.71
December 31, 1990.......  300,000  1,325,673   274,673   274,673      -3.17          55.06
December 31, 1991.......  350,000  1,465,302   414,302   414,302       5.11          43.45
December 31, 1992.......  350,000  1,556,467   505,467   505,467       8.62          35.83
December 31, 1993.......  350,000  1,654,032   603,032   603,032      10.44          30.69
December 31, 1994.......  350,000  1,639,871   588,871   588,871       8.41          25.79
December 31, 1995.......  350,000  1,755,966   704,966   704,966       9.83          23.32
December 31, 1996.......  350,000  1,846,038   795,038   795,038      10.16          21.17
December 31, 1997.......  350,000  1,978,820   927,820   927,820      10.82          19.69
December 31, 1998.......  350,000  1,931,491   880,491   880,491       9.22          17.48
December 31, 1999.......  350,000  1,995,606   944,606   944,606       9.05          16.22

VIP II ASSET MANAGER SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
September 6, 1989....... $ 50,000 $1,095,906 $ 44,906 $ 48,906        --             --
December 31, 1989.......   50,000  1,096,230   45,230   49,230     -4.76%            --
December 31, 1990.......  100,000  1,145,562   94,562   98,562     -1.76         901.59%
December 31, 1991.......  150,000  1,211,980  160,980  160,980      5.43         245.01
December 31, 1992.......  200,000  1,275,271  224,271  224,271      6.36         125.03
December 31, 1993.......  250,000  1,368,050  317,050  317,050     10.33          80.79
December 31, 1994.......  300,000  1,387,548  336,548  336,548      4.08          56.23
December 31, 1995.......  350,000  1,489,872  438,872  438,872      6.78          43.57
December 31, 1996.......  350,000  1,547,881  496,881  496,881      8.15          35.43
December 31, 1997.......  350,000  1,644,978  593,978  593,978     10.08          30.38
December 31, 1998.......  350,000  1,728,297  677,297  677,297     10.66          26.57
December 31, 1999.......  350,000  1,796,903  745,903  745,903     10.59          23.56

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.
** Rates of return and Policy values and benefits shown reflect the Harris
   Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect charges.

  The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

  Over the 55 20-year time periods beginning in 1926 and ending in 1999 (i.e., 1926-1945, 1927-1946, and so on through 1980-1999):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 52 of the 55 periods.

  --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 55 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 55 periods.

  Over the 45 30-year periods beginning in 1926 and ending in 1999, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 45 periods.

  From 1926 through 1999 the average annual return for common stocks was 11.3%, compared to 5.6% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
----------
* Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                               ----------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                           SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1999.

  The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                        GREATER
                                                                         THAN
HOLDING          NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
PERIOD            RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
-------          -------- ------- ----------- ------------ ------------ -------
 1 year.........   27%       4%       11%          7%          11%        40%
 5 years........   10%      14%       14%         30%          19%        13%
10 years........    3%      10%       33%         24%          28%         2%
20 years........    0%       6%       31%         53%          10%         0%

----------
Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                             DOLLAR COST AVERAGING

  Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund you chose follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                  APPENDIX D

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                   CASH-VALUE
                                      LIFE    NON-QUALIFIED           QUALIFIED
                                   INSURANCE    ANNUITIES     IRA'S    PENSION
                                   ---------- ------------- --------- ---------
   Annual Contribution Limits          No          No          Yes       Yes
   Income Eligibility Limits           No          No          Yes**     No
   Borrowing Treated as Distribu-
    tions                              No*         Yes      Loans not   Yes,
                                                             allowed   beyond
                                                                       $50,000
   Income Ordering Rules (Income
    included in First                  No*         Yes         Yes       Yes
    Distribution)
   Early Withdrawal Penalties          No*         Yes***      Yes***    Yes***
   Minimum Distribution Rules by
    Age 70 1/2                         No          No          Yes       Yes
   Maximum Annual Distribution
    Rules                              No          No          Yes       Yes
   Anti-discrimination Rules           No          No          No        Yes

----------
Department of the Treasury March 1990
 Office of Tax Analysis

  *  If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                  APPENDIX E

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefit".)

  For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.

                                                             NET SINGLE PREMIUM
                                                             --------------------
   AGE                                                         MALE     FEMALE
   ---                                                       --------- ----------
    30......................................................    0.2130    0.1818
    40......................................................    0.2961    0.2532
    50......................................................    0.4037    0.3458
    60......................................................    0.5328    0.4627
    70......................................................    0.6710    0.6060
    80......................................................    0.7949    0.7571
    90......................................................    0.8853    0.8760
   100......................................................    1.0000    1.0000

  Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                       ENHANCED                                               ENHANCED
                      NET SINGLE                                             NET SINGLE
    AGE             PREMIUM FACTOR                   AGE                   PREMIUM FACTOR
    ---             --------------             ---------------             --------------
0 through 75             1.00                         83                        0.93
     76                  0.98                         84                        0.94
     77                  0.96                         85                        0.95
     78                  0.94                         86                        0.96
     79                  0.92                         87                        0.97
     80                  0.90                         88                        0.98
     81                  0.91                         89                        0.99
     82                  0.92                   90 through 100                  1.00

  If you choose the Enhanced Net Single Premium Corridor, the net single premium is multiplied by the applicable enhanced net single premium factor listed above. The cash value is divided by that result.

  For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                            TABLE I -- IRS CORRIDOR

                                                   AGE OF
      AGE OF                                     INSURED AT
INSURED AT START OF      PERCENTAGE OF            START OF             PERCENTAGE OF
  THE POLICY YEAR         CASH VALUE*          THE POLICY YEAR          CASH VALUE*
-------------------      -------------         ---------------         -------------
   0 through 40               250                     61                    128
        41                    243                     62                    126
        42                    236                     63                    124
        43                    229                     64                    122
        44                    222                     65                    120
        45                    215                     66                    119
        46                    209                     67                    118
        47                    203                     68                    117
        48                    197                     69                    116
        49                    191                     70                    115
        50                    185                     71                    113
        51                    178                     72                    111
        52                    171                     73                    109
        53                    164                     74                    107
        54                    157               75 through 90               105
        55                    150                     91                    104
        56                    146                     92                    103
        57                    142                     93                    102
        58                    138               94 through 99               101
        59                    134                    100+                   100
        60                    130

----------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

                         TABLE II -- ENHANCED CORRIDOR

      AGE OF                             AGE OF                            AGE OF
INSURED AT START OF  PERCENTAGE OF INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF
  THE POLICY YEAR     CASH VALUE*    THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*
-------------------  ------------- ------------------- ------------- ------------------- -------------
    0 through 40          250              61               128              81               115
         41               243              62               126              82               114
         42               236              63               124              83               113
         43               229              64               122              84               112
         44               222              65               120              85               111
         45               215              66               119              86               109
         46               209              67               118              87               108
         47               203              68               117              88               107
         48               197              69               116              89               106
         49               191              70               115              90               105
         50               185              71               113              91               104
         51               178              72               111              92               103
         52               171              73               109              93               102
         53               164              74               107         94 through 99         101
         54               157              75               105             100+              100
         55               150              76               107
         56               146              77               109
         57               142              78               112
         58               138              79               114
         59               134              80               117
         60               130

--------
*including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY

REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of the following Sub-
Accounts: Capital Growth, Bond Income, Money Market, Stock Index, Managed, Midcap Value (formerly Avanti Growth), Growth and Income (formerly Value Growth), Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity (formerly International Equity), Venture Value, Bond Opportunities, Investors, Research Managers, Equity-Income, Overseas, High Income and Asset Manager) of New England Life Insurance Company (the "Company") as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of
New England Life Insurance Company as of December 31, 1999, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2)..........................
                   SHARES        COST
                  --------- --------------
Capital Growth
 Series.........  2,831,583 $1,086,202,933
Back Bay
 Advisors Bond
 Income Series..    738,049     79,337,797
Back Bay
 Advisors Money
 Market Series..  1,481,735    148,173,522
Westpeak Stock
 Index Series...    796,217    120,113,367
Back Bay
 Advisors
 Managed Series.    356,133     60,490,121
Goldman Sachs
 Midcap Value
 Series.........    303,945     41,326,387
Westpeak Growth
 and Income
 Series.........    476,840     86,077,139
Loomis Sayles
 Small Cap
 Series.........    494,133     72,214,392
Salomon Brothers
 U.S. Government
 Series.........     72,858        844,414
Loomis Sayles
 Balanced
 Series.........  1,214,912     18,213,928
Alger Equity
 Growth Series..  7,670,932    172,788,088
Morgan Stanley
 International
 Magnum Equity
 Series.........  1,284,810     14,534,170
Davis Venture
 Value Series...  6,183,625    126,513,387
Salomon Brothers
 Bond
 Opportunities
 Series.........    104,337      1,267,848
MFS Investors
 Series.........     77,411        773,570
MFS Research
 Managers
 Series.........     78,902        806,954
VIP Equity-
 Income
 Portfolio......  6,551,702    126,034,149
VIP Overseas
 Portfolio......  5,064,896     87,116,523
VIP High Income
 Portfolio......  1,322,300     15,875,113
VIP II Asset
 Manager
 Portfolio......    707,988     11,460,518
                            --------------
Total...........            $2,270,164,320
                            ==============
Amount due and accrued (payable) from
 policy-related transactions, net........
Dividends receivable.....................
  Total Assets
LIABILITIES
Due to New England Life Insurance
 Company.................................
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................
                                                                                               NEW ENGLAND ZENITH FUND
                  ------------------------------------------------------------------------------------------------------
                                                                                                   GROWTH
                     CAPITAL         BOND        MONEY        STOCK                    MIDCAP        AND        SMALL
                      GROWTH        INCOME       MARKET       INDEX       MANAGED       VALUE      INCOME        CAP
                       SUB-          SUB-         SUB-         SUB-        SUB-         SUB-        SUB-        SUB-
                     ACCOUNT        ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
ASSETS
Investments in New England Zenith Fund,
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 value (Note 2).. $1,230,974,235  $74,838,213 $148,173,522 $183,798,637 $70,090,490  $36,996,243 $94,643,283 $99,681,359
Capital Growth
 Series.........
Back Bay
 Advisors Bond
 Income Series..
Back Bay
 Advisors Money
 Market Series..
Westpeak Stock
 Index Series...
Back Bay
 Advisors
 Managed Series.
Goldman Sachs
 Midcap Value
 Series.........
Westpeak Growth
 and Income
 Series.........
Loomis Sayles
 Small Cap
 Series.........
Salomon Brothers
 U.S. Government
 Series.........
Loomis Sayles
 Balanced
 Series.........
Alger Equity
 Growth Series..
Morgan Stanley
 International
 Magnum Equity
 Series.........
Davis Venture
 Value Series...
Salomon Brothers
 Bond
 Opportunities
 Series.........
MFS Investors
 Series.........
MFS Research
 Managers
 Series.........
VIP Equity-
 Income
 Portfolio......
VIP Overseas
 Portfolio......
VIP High Income
 Portfolio......
VIP II Asset
 Manager
 Portfolio......
Total...........
Amount due and accrued (payable) from
 policy-related transactions,
 net...............     (136,071)      21,370      560,723       49,113     (11,519)      39,928       7,685      84,454
Dividends receivable..        --           --           --           --          --           --          --          --
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
  Total Assets     1,230,838,164   74,859,583  148,734,245  183,847,750  70,078,971   37,036,171  94,650,968  99,765,813
LIABILITIES
Due to New England Life Insurance
 Company...........   84,134,782    6,819,176   11,964,362   19,325,681   5,908,740    3,542,818   9,540,656  10,713,149
                  --------------- ----------- ------------ ------------ ------------ ----------- ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.......   $1,146,703,382 $68,040,407 $136,769,883 $164,522,069 $64,170,231  $33,493,353 $85,110,312 $89,052,664
                  =============== =========== ============ ============ ============ =========== =========== ===========

                       See Notes to Financial Statements

-------------------------------------------------------------------------------------------------
                                     INTERNATIONAL
   U.S.                    EQUITY       MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH       EQUITY        VALUE     OPPORTUNITIES INVESTORS  MANAGERS
   SUB-        SUB-         SUB-         SUB-          SUB-         SUB-        SUB-       SUB-
 ACCOUNT      ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT   ACCOUNT
----------  ----------- ------------ ------------- ------------ ------------- ---------  --------
 $787,592   $16,826,533 $225,065,146  $18,180,067  $164,917,275  $1,113,279   $794,240   $945,245
   10,965       157,461      236,677       96,973       124,826       5,544     (2,239)    (2,139)
       --            --           --           --            --          --         --         --
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
  798,557    16,983,994  225,301,823   18,277,040   165,042,101   1,118,823    792,001    943,106
   41,247     1,694,626   26,656,245    2,058,494    18,572,069      57,789     99,163    154,903
 --------   ----------- ------------  -----------  ------------  ----------   --------   --------
 $757,310   $15,289,368 $198,645,578  $16,218,546  $146,470,032  $1,061,034   $692,838   $788,203
 ========   =========== ============  ===========  ============  ==========   ========   ========
                                        VARIABLE
                                        INSURANCE
         VARIABLE INSURANCE             PRODUCTS
            PRODUCTS FUND                FUND II
-----------------------------------------------------------------
  EQUITY-                     HIGH        ASSET
   INCOME       OVERSEAS     INCOME      MANAGER
    SUB-          SUB-        SUB-        SUB-
  ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT       TOTAL
------------- ------------ ----------- ----------- --------------
$168,444,262  $138,980,751 $14,955,213 $13,218,146 $2,703,423,731
      (5,066)      101,197       2,344         592      1,342,818
          --            --          --          --             --
------------- ------------ ----------- ----------- --------------
 168,439,196   139,081,948  14,957,557  13,218,738  2,704,766,549
  16,380,286    12,743,559   1,476,634   1,448,557    233,332,936
------------- ------------ ----------- ----------- --------------
$152,058,910  $126,338,389 $13,480,923 $11,770,181 $2,471,433,613
============= ============ =========== =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                   MIDCAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                       VARIABLE
                                      INSURANCE
          VARIABLE INSURANCE           PRODUCTS
            PRODUCTS FUND              FUND II
---------------------------------------------------------------------------------------------------
  EQUITY-                    HIGH       ASSET
  INCOME      OVERSEAS      INCOME     MANAGER
   SUB-         SUB-         SUB-        SUB-
  ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
------------ ------------ ----------- ----------- -------------
$ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
  1,005,310      681,381      87,077      74,260    14,878,574
------------ ------------ ----------- ----------- -------------
  6,472,830    3,064,669   1,060,177     638,800   305,596,989
 39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
 42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
------------ ------------ ----------- ----------- -------------
  2,816,404   37,095,699    (308,348)    510,069    42,589,238
   (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
------------ ------------ ----------- ----------- -------------
  2,224,031   36,725,455    (259,642)    506,400    40,732,934
------------ ------------ ----------- ----------- -------------
$ 8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                   MIDCAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT      TOTAL
---------- ------------
$  835,511 $187,037,382
    50,140   10,697,110
---------- ------------
   785,371  176,340,272
   971,097  203,203,584
 1,247,559  390,670,172
---------- ------------
   276,461  187,466,588
     4,137    7,251,049
---------- ------------
   280,598  194,717,637
---------- ------------
$1,065,969 $371,057,909
=======    ========== ===========   =========   ===========   ========    =========== ========== ===========
========== ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                  NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL        BOND      MONEY       STOCK                 MIDCAP      AND
                             GROWTH       INCOME     MARKET      INDEX     MANAGED     VALUE      INCOME
                              SUB-         SUB-       SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
INCOME
 Dividends..............  $184,229,729  $3,419,409 $1,852,865 $ 1,082,727 $5,025,764 $2,781,138 $3,928,553
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     4,170,905     253,374    241,048     333,771    229,423    207,451    190,264
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net investment income
  (loss)................   180,058,824   3,166,035  1,611,817     748,956  4,796,341  2,573,687  3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of year......   138,009,405      40,519         --   7,633,013  6,137,629  4,823,316  3,107,090
 End of year............    91,366,363     892,059         --  19,889,059  9,447,437  6,964,381  6,858,664
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   (46,643,042)    851,540         --  12,256,046  3,309,808  2,141,065  3,751,574
 Net realized gain on
  investments...........     1,699,829      15,488         --      35,165    242,079     87,159     17,721
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
 Net realized and
  unrealized gain (loss)
  on investments........   (44,943,213)    867,028         --  12,291,211  3,551,887  2,228,224  3,769,295
                          ------------  ---------- ---------- ----------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063 $1,611,817 $13,040,167 $8,348,228 $4,801,911 $7,507,584
                          ============  ========== ========== =========== ========== ========== ==========

                       See Notes to Financial Statements

                                                                                                                   VARIABLE
                                                                                                                   INSURANCE
                                                                                         VARIABLE INSURANCE        PRODUCTS
                                                                                            PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------- ---------
                                           INTERNATIONAL
  SMALL        U.S.               EQUITY      MAGNUM       VENTURE       BOND        EQUITY-                HIGH     ASSET
   CAP      GOVERNMENT BALANCED   GROWTH      EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS   INCOME   MANAGER
   SUB-        SUB-      SUB-      SUB-        SUB-         SUB-         SUB-         SUB-        SUB-      SUB-     SUB-
 ACCOUNT     ACCOUNT   ACCOUNT   ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT
----------  ---------- -------- ---------- ------------- ----------- ------------- ----------- ---------- -------- ---------
$6,279,206    $9,089   $438,430 $4,721,050   $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $5,434,055 $393,295 $528,401
   275,141     2,290     50,941    265,599      51,702       276,055      9,400        676,059    447,597   41,502   33,135
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 6,004,065     6,799    387,489  4,455,451     157,687     1,546,340     34,514      8,196,735  4,986,458  351,793  495,266
 3,059,565      (819)   236,625  2,084,389     136,191     2,398,023     (1,153)    16,409,989  9,502,216  362,600  547,647
 5,422,058    (1,916)   642,612  5,391,267    (155,006)   10,716,783     (2,256)    32,699,163 11,137,299  964,520  971,097
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,362,493    (1,097)   405,987  3,306,878    (291,197)    8,318,760     (1,103)    16,289,174  1,635,083  601,920  423,450
    20,956         1     55,231     75,802       8,303        21,718        201        126,489     67,905   12,234    5,368
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
 2,383,449    (1,096)   461,218  3,382,680    (282,894)    8,340,478       (902)    16,415,663  1,702,988  614,154  428,818
----------    ------   -------- ----------   ---------   -----------    -------    ----------- ---------- -------- --------
$8,387,514    $5,703   $848,707 $7,838,131   $(125,207)  $ 9,886,818    $33,612    $24,612,398 $6,689,446 $965,947 $924,084
==========    ======   ======== ==========   =========   ===========    =======    =========== ========== ======== ========
----------------------------------------------------------------------------------



   TOTAL
------------
$231,072,203
   7,755,657
------------
 223,316,546
 194,486,245
 203,203,584
------------
   8,717,339
   2,491,649
------------
  11,208,988
------------
$234,525,534
============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MIDCAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                           VARIABLE
                                          INSURANCE
    VARIABLE INSURANCE                     PRODUCTS
      PRODUCTS FUND                        FUND II
-----------------------------------------------------------------------------------------
  EQUITY-                      HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
    SUB-          SUB-         SUB-         SUB-
  ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
------------- ------------- ------------ ------------ ---------------
$  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
   2,224,031    36,725,455     (259,642)     506,400      40,732,934
------------- ------------- ------------ ------------ ---------------
   8,696,861    39,790,124      800,535    1,145,200     346,329,923
  26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
  (2,823,843)    1,086,949    1,354,057    1,384,413              --
 (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
------------- ------------- ------------ ------------ ---------------
   4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
------------- ------------- ------------ ------------ ---------------
  13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
 138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
------------- ------------- ------------ ------------ ---------------
$152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                      MIDCAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
 VARIABLE
 INSURANCE
 PRODUCTS
  FUND II
----------------------------------------------------------------------------------
   ASSET
  MANAGER
   SUB-
  ACCOUNT        TOTAL
------------ ---------------
$   785,371  $  176,340,272
    280,598     194,717,637
------------ ---------------
  1,065,969     371,057,909
  1,626,307     516,501,076
  1,297,121              --
 (1,251,084)   (277,154,223)
------------ ---------------
  1,672,344     239,346,853
------------ ---------------
  2,738,313     610,404,762
  5,448,878   1,268,595,450
------------ ---------------
$ 8,187,191  $1,879,000,212
============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND          MONEY         STOCK                     MIDCAP                     SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE     GROWTH AND       CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-         SUB-      INCOME SUB-     SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
 Net realized and
  unrealized gain
  (loss) on
  investments....    (44,943,213)     867,028             --    12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
 Net transfers
  (to) from other
  sub-
  accounts.......     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
 Net transfers to
  New England
  Life Insurance
  Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253)  (8,882,069)
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets
  resulting from
  policy related
  transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net increase in
  net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF THE
 YEAR............    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                   -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE YEAR.  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                   =============  ===========  =============  ============  ===========  ===========  ===========  ===========

                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
       --     2,146,406   14,606,449     3,056,999    13,157,429          --      23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
 VARIABLE
INSURANCE
 PRODUCTS
 FUND II
-------------------------------------------------------------------------------
  ASSET
 MANAGER
   SUB-
 ACCOUNT        TOTAL
----------- ---------------
$  495,266  $  223,316,546
   428,818      11,208,988
----------- ---------------
   924,084     234,525,534
 1,403,144     360,665,925
   422,784              --
  (881,229)   (212,980,807)
----------- ---------------
   944,699     147,685,118
----------- ---------------
 1,868,783     382,210,652
 3,580,095     886,384,798
----------- ---------------
$5,448,878  $1,268,595,450
=========== ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twenty Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus" , "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% and .60% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, Inc. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                           ADVISER                             SUB-ADVISER
         ------           --------------------------------------- ------------------------------------
Capital Growth..........  CGM*                                                     --
Back Bay Advisors Money
 Market.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors Bond
 Income.................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Back Bay Advisors
 Managed................  New England Investment Management, Inc. Back Bay Advisors, L.P. *
Westpeak Stock Index....  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Westpeak Growth and
 Income.................  New England Investment Management, Inc. Westpeak Investment Advisors, L.P. *
Goldman Sachs Midcap
 Value..................  New England Investment Management, Inc. Goldman Sachs Asset Management
Loomis Sayles Small Cap.  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Loomis Sayles Balanced..  New England Investment Management, Inc. Loomis, Sayles & Company, L.P. *
Morgan Stanley
 International Magnum     New England Investment Management, Inc. Morgan Stanley Dean Witter
 Equity.................                                          Investment Management Inc.
Davis Venture Value.....  New England Investment Management, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.     New England Investment Management, Inc. Salomon Brothers Asset
 Government.............                                          Management Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, Inc. Salomon Brothers Asset
                                                                  Management Inc
MFS Investors...........  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company
MFS Research Managers...  New England Investment Management, Inc. Massachusetts Financial
                                                                  Services Company

*An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and Morgan Stanley Dean Witter Investment Management Inc. became the sub-adviser of the Series, succeeding Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management ("Goldman Sachs") became the sub-adviser of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1999:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,198,370 $241,707,039
   Back Bay Advisors Money Market Series.............   327,644,952  277,923,925
   Back Bay Advisors Bond Income Series..............    36,178,905   24,991,981
   Back Bay Advisors Managed Series..................    24,394,855   18,680,924
   Westpeak Stock Index Series.......................    81,767,015   38,818,677
   Westpeak Growth and Income Series.................    43,834,304   22,733,178
   Goldman Sachs Midcap Value Series.................    14,632,125   14,003,124
   Loomis Sayles Small Cap Series....................    32,520,472   28,114,874
   Loomis Sayles Balanced Series.....................    11,121,785    7,665,490
   Morgan Stanley International Magnum Equity Series.     8,500,269    5,336,590
   Davis Venture Value Series........................    74,752,030   39,161,371
   Alger Equity Growth Series........................   112,530,144   37,977,904
   Salomon Bothers U.S. Government Series............       728,153      711,346
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       504,155      619,331
   MFS Investors Series *............................       853,017       92,276
   MFS Research Managers Series *....................       869,163       29,781
   VIP Equity-Income Portfolio.......................    48,322,887   44,032,962
   VIP Overseas Portfolio............................    36,474,794   30,947,930
   VIP High Income Portfolio.........................    10,500,033    7,853,618
   VIP II Asset Manager Portfolio....................     6,412,123    3,587,782

*For the period April 30, 1999 (Commencement of Operations) to December 31,
1999.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %
Bond Income.............   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%
Money Market............   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %
Managed.................   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %
Growth and Income..................................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %
Overseas...........................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %
Asset Manager...............................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %
Balanced.............................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%
International Magnum Equity..........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %
Venture Value........................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.61 %
Research Managers........................................................................................       19.52 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %
Bond Income.............   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%
Money Market............   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %
Managed.................   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%
Growth and Income..................................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity Income......................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %
Overseas...........................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %
Asset Manager...............................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %
Balanced.............................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%
International Magnum Equity..........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %
Venture Value........................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.54 %
Research Managers........................................................................................       19.44 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %
Bond Income.............   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%
Money Market............   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %
Managed.................   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%
Growth and Income..................................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %
Overseas...........................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %
Asset Manager...............................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %
Balanced.............................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%
International Magnum Equity..........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %
Venture Value........................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.44 %
Research Managers........................................................................................       19.32 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %
Bond Income.............   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%
Money Market............   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %
Managed.................   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%
Growth and Income..................................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %
Overseas...........................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %
Asset Manager...............................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %
Balanced.............................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%
International Magnum Equity..........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %
Venture Value........................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.23 %
Research Managers........................................................................................       19.08 %

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES


                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %
Bond Income.............   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%
Money Market............   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %
Managed.................   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%
Growth and Income..................................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %
Overseas...........................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %
Asset Manager...............................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %
Balanced.............................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%
International Magnum Equity..........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %
Venture Value........................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.34 %
Research Managers........................................................................................       19.20 %

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ----------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Capital Growth..........  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %
Bond Income.............   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- --------  -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                      4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                           12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                           -------- --------  -------- -------- --------  --------  --------
Equity-Income......................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %
Overseas...........................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %
                                                               5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
Small Cap...................................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                               8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                    12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                    --------  -------- -------- --------  --------  --------
High Income.................................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %
Asset Manager...............................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %
                                                                         5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                              12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                              -------- -------- --------  --------  --------
Equity Growth........................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                                               4/30/99-
SUB-ACCOUNT                                                                                                    12/31/99
-----------                                                                                                    --------
Investors................................................................................................        2.85 %
Research Managers........................................................................................       19.80 %

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Bond Income.............   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%
Money Market............   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %
                         1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT              12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------              --------  -------- -------- -------- --------  -------- -------- --------  --------  --------
Stock Index.............  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %
Managed.................   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %
                                                     4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                          12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                          -------- --------  -------- -------- --------  --------  --------
Midcap Value.......................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %
Growth and Income..................................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %
                                                              5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                   12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                   --------  -------- -------- --------  --------  --------
Small Cap...................................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %
                                                                        5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                             12/31/95 12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                             -------- -------- --------  --------  --------
Equity Growth........................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %
Balanced.............................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%
International Magnum Equity..........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %
Venture Value........................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %
                                                                                 6/28/96- 1/1/97-   1/1/98-   1/1/99-
SUB-ACCOUNT                                                                      12/31/96 12/31/97  12/31/98  12/31/99
-----------                                                                      -------- --------  --------  --------
U.S. Government...............................................................     4.55%    8.47 %    7.61 %    0.17 %
Strategic Bond Opportunities..................................................     8.46%   11.07 %    2.04 %    1.44 %
                                                                                                              4/30/99-
SUB-ACCOUNT                                                                                                   12/31/99
-----------                                                                                                   --------
Investors................................................................................................       2.85 %
Research Managers........................................................................................      19.80 %

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of New England Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1999 AND 1998 (IN THOUSANDS)

                                                            1999        1998
                                                         ----------  ----------
ASSETS
Investments:
 Fixed Maturities, Available for Sale, at Estimated Fair
  Value................................................. $  735,697  $  769,364
 Equity Securities, at Fair Value.......................     22,685      13,240
 Policy Loans...........................................    181,995     135,800
 Short-Term Investments.................................     62,619      52,285
 Other Invested Assets..................................     16,798      16,372
                                                         ----------  ----------
    Total Investments...................................  1,019,794     987,061
Cash and Cash Equivalents...............................     84,371      43,598
Deferred Policy Acquisition Costs.......................    930,703     710,961
Accrued Investment Income...............................     29,940      21,802
Premiums and Other Receivables..........................    119,750     145,117
Other Assets............................................    105,982     111,067
Separate Account Assets.................................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL ASSETS........................................ $7,130,569  $5,277,989
                                                         ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................. $  614,927  $  561,746
Policyholder Account Balances...........................    325,385     210,242
Other Policyholder Funds................................    245,339     186,255
Policyholder Dividends Payable..........................        977         609
Short and Long-Term Debt................................     75,053      82,855
Income Taxes Payable:
 Current................................................        (77)     10,984
 Deferred...............................................     38,669      42,334
Due to Parent...........................................     72,247         789
Other Liabilities.......................................     64,717      78,721
Separate Account Liabilities............................  4,840,029   3,258,383
                                                         ----------  ----------
    TOTAL LIABILITIES...................................  6,277,266   4,432,918
                                                         ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)

EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding.......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding......          0           0
Contributed Capital.....................................    647,273     647,273
Retained Earnings.......................................    214,528     177,859
Accumulated Other Comprehensive Income..................    (10,998)     17,439
                                                         ----------  ----------
    TOTAL EQUITY........................................    853,303     845,071
                                                         ----------  ----------
TOTAL LIABILITIES AND EQUITY............................ $7,130,569  $5,277,989
                                                         ==========  ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                       1999      1998     1997
                                                     --------  -------- --------
REVENUES
Premiums...........................................  $123,638  $100,689 $ 63,616
Universal Life and Investment-Type Product Policy
 Fees..............................................   220,841   173,766  145,157
Net Investment Income..............................    68,498    49,077   61,059
Investment Gains (Losses), Net.....................     2,922     5,610      890
Commissions, Fees and Other Income.................   265,891   192,411   28,302
                                                     --------  -------- --------
  TOTAL REVENUES...................................   681,790   521,553  299,024
                                                     --------  -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............................   193,293   149,687  100,180
Interest Credited to Policyholder Account Balances.    10,721     7,735    6,220
Policyholder Dividends.............................    20,827    22,989   21,325
Other Operating Costs and Expenses.................   381,881   316,659  144,342
                                                     --------  -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS..............   606,722   497,070  272,067
                                                     --------  -------- --------
Income From Operations Before Income Taxes.........    75,068    24,483   26,957
Income Taxes.......................................    29,344    13,046    4,988
                                                     --------  -------- --------
NET INCOME.........................................  $ 45,724  $ 11,437 $ 21,969
                                                     --------  -------- --------
Other Comprehensive Income (Loss), Net of Tax:
 Unrealized Investment Gains (Losses) (Net of
  Related Offsets, Reclassification Adjustments and
  Income Taxes, of $45,376, $(299) and $(16,588),
  Respectively)....................................   (28,437)       92   13,620
                                                     --------  -------- --------
COMPREHENSIVE INCOME...............................  $ 17,287  $ 11,529 $ 35,589
                                                     ========  ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                    CAPITAL              ACCUMULATED
                                    STOCK &                 OTHER
                                  CONTRIBUTED RETAINED  COMPREHENSIVE
                                    CAPITAL   EARNINGS     INCOME      TOTAL
                                  ----------- --------  ------------- --------
BALANCES AT DECEMBER 31, 1996....  $402,242   $144,453    $  3,727    $550,422
Net Income.......................               21,969                  21,969
Change in Net Unrealized
 Investment Gains (Losses).......                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1997....   449,773    166,422      17,347     633,542
Net Income.......................               11,437                  11,437
Change in Net Unrealized
 Investment Gains (Losses).......                               92          92
Contributed Capital..............   200,000                            200,000
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1998....   649,773    177,859      17,439     845,071
Net Income.......................               45,724                  45,724
Preferred Stock Dividends........               (9,055)                 (9,055)
Change in Net Unrealized
 Investment Gains (Losses).......                          (28,437)    (28,437)
                                   --------   --------    --------    --------
BALANCES AT DECEMBER 31, 1999....  $649,773   $214,528    $(10,998)   $853,303
                                   ========   ========    ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)


                                                  1999       1998       1997
                                                ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES.......... $(159,314) $(311,296) $(121,838)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Available for Sale Fixed Maturities..........   114,478    164,566    145,197
  Equity Securities............................     2,491     39,333     32,806
  Other, Net...................................        (1)       721        128
 Purchases of:
  Available for Sale Fixed Maturities..........  (157,761)  (184,810)  (326,059)
  Equity Securities............................    (9,590)   (80,066)         0
  Real Estate..................................    (3,251)    (3,644)         0
  Fixed Asset Property and Equipment...........         0     (1,459)      (101)
  Other Assets.................................      (302)       (89)         0
 Net Change in Short-Term Investments..........   (10,334)   (24,341)   128,616
 Net Change in Policy Loans....................   (46,195)   (31,017)   (28,520)
 Other, Net....................................    23,443      1,631        177
                                                ---------  ---------  ---------
NET CASH USED IN INVESTING ACTIVITIES..........   (87,022)  (119,175)   (47,756)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Capital Contributions.........................         0    200,000     46,681
 Dividends Paid................................    (9,055)         0          0
 Repayment of Debt.............................   (13,232)    (8,670)    (3,181)
 Policyholder Account Balances:
  Deposits.....................................   517,551    358,090    244,338
  Withdrawals..................................  (242,388)  (149,499)   (95,066)
 Financial Reinsurance Receivables.............    34,233          0      1,823
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES......   287,109    399,921    194,595
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents............    40,773    (30,550)    25,001
Cash and Cash Equivalents, Beginning of Year...    43,598     74,148     49,147
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR......... $  84,371  $  43,598  $  74,148
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................. $      87  $   3,830  $   1,495
                                                =========  =========  =========
 Income Taxes Paid............................. $  30,045  $  14,118  $   5,470
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997 (IN THOUSANDS)

                                                1999       1998       1997
                                              ---------  ---------  ---------
NET INCOME................................... $  45,724  $  11,437  $  21,969
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net........................................  (186,467)  (145,787)  (140,578)
 Change in Accrued Investment Income.........    (8,138)    (3,090)    (4,999)
 Change in Premiums and Other Receivables....    25,367    (82,081)   (57,095)
 Gains from Sales of Investments, Net........    (2,922)    (5,610)      (890)
 Depreciation and Amortization Expenses......    11,350     13,137     10,085
 Interest Credited to Policyholder Account
  Balances...................................    10,721      7,735      6,220
 Universal Life and Investment-Type Product
  Policy Fee Income..........................  (220,841)  (173,766)  (145,157)
 Change in Future Policy Benefits............    53,181     61,317     35,540
 Change in Other Policyholder Funds..........    59,084     73,814      6,309
 Change in Policyholder Dividends Payable....       368        188      5,701
 Change in Income Taxes Payable..............   (26,871)     2,358      1,674
 Other, Net..................................    80,130    (70,948)   139,383
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(159,314) $(311,296) $(121,838)
                                              =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management, Inc. On April 30, 1998, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 1999, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Investment Management, Inc. (NEIM), which changed its name from TNE Advisers, Inc. in March 1999, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with GAAP in making such determination.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

INVESTMENTS

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $36,122, and $24,772 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $11,350, $13,137 and $10,085 for the years ended December 31, 1999, 1998 and 1997, respectively.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Information regarding deferred policy acquisition costs is as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     1999      1998      1997
                                                   --------  --------  --------
   Balance at January 1........................... $710,961  $565,769  $434,636
   Capitalized during the year....................  216,913   182,943   157,670
                                                   --------  --------  --------
     Total........................................  927,874   748,712   592,306
   Amortization allocated to:
    Net realized investment gains.................     (616)   (5,282)        0
    Unrealized investment gains (losses)..........   33,276      (595)   (9,446)
    Other Expenses................................  (29,831)  (31,874)  (17,091)
                                                   --------  --------  --------
     Total amortization...........................    2,829   (37,751)  (26,537)
   Balance at December 31......................... $930,703  $710,961  $565,769
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

ACQUISITIONS

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

                        Pro forma Impact of Acquisition

                                                       YEARS ENDED DECEMBER 31,
                                                       -------------------------
                                                           1998         1997
                                                       ------------ ------------
   Revenue............................................ $    557,229 $    381,691
                                                       ============ ============
   Net Income......................................... $     10,311 $     25,049
                                                       ============ ============

OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

        Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                     YEARS ENDED DECEMBER 31,
                                                    ------------------------------
                                                      1999       1998      1997
                                                    ---------  ---------  --------
   Net Balance, January 1.......................... $  21,931  $       0  $   0
    Acquisitions...................................         0     23,498      0
    Amortization...................................    (2,350)    (1,567)     0
                                                    ---------  ---------  -----
   Net Balance, December 31........................ $  19,581  $  21,931  $   0
                                                    =========  =========  =====
   December 31
    Accumulated Amortization....................... $  (3,917) $  (1,567) $   0
                                                    =========  =========  =====

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 6%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.25%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

PARTICIPATING BUSINESS

Participating business represented approximately 3.49% and 3.52% of the Company's life insurance in force, and 8.30% and 7.96% of the number of life insurance policies in force at December 31, 1999 and 1998, respectively. Participating policies represented approximately 56.77%, 95.78% and 68.24% of gross life insurance premiums, for the years ended December 31, 1999, 1998 and 1997, respectively.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs which would have otherwise been expensed in 1999.

Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of SFAS 133 until January 1, 2001. The provisions of SFAS 133 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    1999      1998      1997
                                                  --------  --------  --------
   Fixed maturities.............................. $ 54,490  $ 53,467  $ 50,348
   Equity securities.............................   13,896    (9,118)    4,915
   Real estate...................................      831     4,149       815
   Policy loans..................................    9,157     6,855     5,081
   Cash, cash equivalents and short-term
    investments..................................    3,494       861     4,160
   Other investment income.......................   (7,529)       76       591
                                                  --------  --------  --------
   Gross investment income.......................   74,339    56,290    65,910
   Investment expenses...........................   (5,841)   (7,213)   (4,851)
                                                  --------  --------  --------
   Net Investment income......................... $ 68,498  $ 49,077  $ 61,059
                                                  ========  ========  ========

Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      1999     1998     1997
                                                     ----------------  --------
   Fixed maturities................................. $   850 $ 10,899  $  (774)
   Equity securities................................       0        0    1,040
   Other invested assets............................   2,688       (7)      (8)
                                                     ------- --------  -------
     Subtotal.......................................   3,538   10,892      258
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs...............     616    5,282     (632)
                                                     ------- --------  -------
   Investment gains (losses), net................... $ 2,922 $  5,610  $   890
                                                     ======= ========  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Realized investment gains have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                      1999     1998     1997
                                                    --------  -------  -------
   Balance at January 1...........................  $ 17,439  $17,347  $ 3,727
    Change in unrealized investment gains
     (losses).....................................   (73,813)     391   30,207
    Change in unrealized investment gains (losses)
     attributable to:
     Deferred policy acquisition costs............    33,276     (595)  (9,446)
     Deferred income tax (expense) benefit........    12,100      296   (7,141)
                                                    --------  -------  -------
   Balance at December 31.........................  $(10,998) $17,439  $17,347
                                                    ========  =======  =======

The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                 ----------------------------
                                                   1999      1998      1997
                                                 --------  --------  --------
   Balance, end of year, comprised of:
    Unrealized investment gains (losses) on:
     Fixed maturities........................... $(35,205) $ 40,928  $ 41,706
     Equity securities..........................    3,511     1,191         0
     Other......................................        0         0        22
                                                 --------  --------  --------
                                                  (31,694)   42,119    41,728
   Amounts of unrealized investment gains
    (losses)
    Attributable to:
     Deferred policy acquisition costs..........   17,478   (15,798)  (15,202)
     Deferred income tax (expense) benefit......    3,218    (8,882)   (9,179)
                                                 --------  --------  --------
   Balance, end of year......................... $(10,998) $ 17,439  $ 17,347
                                                 ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST     GAIN     LOSS   FAIR VALUE
                                          --------- ---------------- ----------
DECEMBER 31, 1999
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. Government
  corporations and agencies.............. $ 33,909  $    20 $    439  $ 33,490
 Foreign governments.....................   20,748      201      581    20,368
 Corporate...............................  670,602    5,074   40,237   635,439
 Mortgage-backed securities..............   44,470      934      203    45,201
 Other...................................    1,199        0        0     1,199
                                          --------  ------- --------  --------
  Total Fixed Maturities................. $770,928  $ 6,229 $ 41,460  $735,697
                                          ========  ======= ========  ========
Equity Securities:
 Common stocks...........................   19,174    4,191      680    22,685
                                          --------  ------- --------  --------
  Total Equity Securities................ $ 19,174  $ 4,191 $    680  $ 22,685
                                          ========  ======= ========  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED -----------------ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------------------
DECEMBER 31, 1998
Fixed Maturities:
 U. S. Treasury Securities and
  obligations of U. S. government
  corporations and agencies.............. $ 27,260  $     91 $    47  $ 27,304
 Foreign governments.....................    1,679         0       0     1,679
 Corporate...............................  644,636    43,036   5,139   682,533
 Mortgage-backed securities..............   55,027     2,821       0    57,848
                                          --------  -------- -------  --------
  Total Fixed Maturities................. $728,602  $ 45,948 $ 5,186  $769,364
                                          ========  ======== =======  ========
Equity Securities:
 Common stocks...........................   12,075     1,645     480    13,240
                                          --------  -------- -------  --------
  Total Equity Securities................ $ 12,075  $  1,645 $   480  $ 13,240
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 1999 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $ 15,910   $ 15,857
   Due after one year through five years...................   92,303     90,635
   Due after five years through ten years..................  131,438    130,492
   Due after ten years.....................................  486,807    453,512
                                                            --------   --------
     Subtotal..............................................  726,458    690,496
   Mortgage-backed securities..............................   44,470     45,201
                                                            --------   --------
     Total................................................. $770,928   $735,697
                                                            ========   ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities and equity securities are as follows:

                                                        1999     1998     1997
                                                       ------- -------- --------
   Fixed Maturities
    Proceeds.......................................... $64,925 $120,416 $110,301
    Gross realized gains.............................. $ 1,897 $ 10,901 $  1,036
    Gross realized losses............................. $ 1,047 $      2 $  1,810
   Equity Securities
    Proceeds.......................................... $ 2,491 $ 39,333 $ 32,806
    Gross realized gains.............................. $     0 $      0 $  1,344
    Gross realized losses............................. $     0 $      0 $    304

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. The bonds and short-term investments at fair market value held by the trust were $518,436 and $526,723, at December 31, 1999 and 1998, respectively.

STATUTORY DEPOSITS

The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $53,675 at July 1, 1999, and was $44,431 at December 31, 1999.

The effect of reinsurance on premiums earned is as follows:

                                                     1999      1998      1997
                                                   --------  --------  --------
   Direct premiums................................ $163,159  $110,768  $ 30,975
   Reinsurance assumed............................   57,479    58,329    62,315
   Reinsurance ceded..............................  (97,000)  (68,408)  (29,674)
                                                   --------  --------  --------
   Net premiums earned............................ $123,638  $100,689  $ 63,616
                                                   ========  ========  ========

Reinsurance recoverables, included in other receivables, were $83,091 and $103,677 at December 31, 1999 and 1998, respectively.

Reinsurance and ceded commissions payables, included in other liabilities, were $23,400 and $21,152 at December 31, 1999 and 1998, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       1999      1998     1997
                                                     --------  --------  --------
   Balance at January 1............................. $  1,953  $    809  $    0
    Less: Reinsurance recoverables..................    1,565       647       0
                                                     --------  --------  ------
   Net balance at January 1.........................      388       162       0
                                                     --------  --------  ------
   Incurred related to:
    Current year....................................      472       303     173
    Prior years.....................................      (33)      (57)    (11)
                                                     --------  --------  ------
                                                          439       246     162
                                                     --------  --------  ------
   Paid related to:
    Current year....................................       23         2       0
    Prior years.....................................       19        18       0
                                                     --------  --------  ------
                                                           42        20       0
                                                     --------  --------  ------
   Balance at December 31...........................      785       388     162
    Add: Reinsurance recoverables...................    3,147     1,565     647
                                                     --------  --------  ------
   Balance at December 31........................... $  3,932  $  1,953  $  809
                                                     ========  ========  ======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                        CURRENT DEFERRED   TOTAL
                                                        ------- --------  -------
   1999
   Federal............................................. $20,910 $ 8,134   $29,044
   State and Local.....................................       0     300       300
                                                        ------- -------   -------
     Total............................................. $20,910 $ 8,434   $29,344
                                                        ======= =======   =======
   1998
   Federal............................................. $13,734 $  (788)  $12,946
   State and Local.....................................       0     100       100
                                                        ------- -------   -------
     Total............................................. $13,734 $  (688)  $13,046
                                                        ======= =======   =======
   1997
   Federal............................................. $ 8,473 $(3,772)  $ 4,701
   State and Local.....................................     316     (29)      287
                                                        ------- -------   -------
     Total............................................. $ 8,789 $(3,801)  $ 4,988
                                                        ======= =======   =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                           YEARS ENDED
                                                           DECEMBER 31,
                                                     -------------------------
                                                      1999     1998     1997
                                                     -------  -------  -------
   Income before taxes.............................. $75,068  $24,483  $26,957
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................  26,274    8,569    9,435
   Tax effect of:
    Tax exempt investment income....................       0     (100)       0
    State and local income taxes....................     300      100   (1,013)
    Tax credits.....................................       0     (100)       0
    Prior year taxes................................     684        0        0
    Other, net......................................   2,086    4,577   (3,434)
                                                     -------  -------  -------
   Income Tax Expense............................... $29,344  $13,046  $ 4,988
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                            1999       1998
                                                          ---------  ---------
   Deferred tax assets:
    Policyholder liabilities............................. $ 233,504  $ 177,017
    Unrealized investment losses, net....................     3,218          0
    Other, net...........................................    15,035     15,453
                                                          ---------  ---------
     Total gross assets..................................   251,757    192,470
                                                          ---------  ---------
   Deferred tax liabilities:
    Investments..........................................      (216)    (1,068)
    Deferred policy acquisition costs....................  (267,249)  (208,881)
    Unrealized investment gains, net.....................         0     (8,882)
    Other, net...........................................   (22,961)   (15,973)
                                                          ---------  ---------
     Total gross liabilities.............................  (290,426)  (234,804)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (38,669) $ (42,334)
                                                          =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           1999      1998      1999      1998
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $252,487  $210,590  $ 48,987  $ 46,591
Service cost...........................     8,172     6,927       973       942
Interest cost..........................    18,488    15,878     3,351     3,267
Actuarial gain.........................   (15,914)   14,831    (3,214)    1,256
Divestitures...........................         0         0         0         0
Curtailments...........................         0         0         0         0
Terminations...........................         0         0         0         0
Change in benefits.....................         0    11,935         0       (10)
Benefits paid..........................    (8,444)   (7,674)   (3,475)   (3,059)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $254,789  $252,487  $ 46,622  $ 48,987
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $184,803  $150,820  $      0  $      0
Actual return on plan assets...........    25,300    28,309         0         0
Employer contribution..................     7,620    12,997         0         0
Benefits paid..........................    (7,500)   (7,323)        0         0
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $210,223  $184,803  $      0  $      0
                                         --------  --------  --------  --------
Over/(Under) funded....................  $(44,566) $(67,684) $(46,622) $(48,987)
Unrecognized net asset at transition...      (503)   (1,674)        0         0
Unrecognized net actuarial gains.......     7,681    34,350   (20,068)  (17,787)
Unrecognized prior service cost........    15,942    16,854        (8)       (9)
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $(66,698) $(66,783)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (2,675) $ (2,164) $      0  $      0
Non-qualified plan prepaid (accrued)
 pension cost..........................   (18,771)  (15,990)        0         0
                                         --------  --------  --------  --------
Prepaid (accrued) benefit cost.........  $(21,446) $(18,154) $      0  $      0
                                         ========  ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            1999      1998      1999      1998      1999      1998
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $224,653  $226,717  $ 30,136  $ 25,770  $254,789  $252,487
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   210,223   184,803         0         0   210,223   184,803
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(14,430) $(41,914) $(30,136) $(25,770) $(44,566) $(67,684)
                          ========  ========  ========  ========  ========  ========

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                          PENSION      OTHER
                                                         BENEFITS    BENEFITS
                                                         ----------  ----------
                                                         1999  1998  1999  1998
                                                         ----  ----  ----  ----
   Weighted average assumptions as of December 31,
   Discount rate........................................ 7.00% 7.25% 7.75% 7.00%
   Expected return on plan assets....................... 8.50% 8.50%   --    --
   Rate of compensation increase........................ 5.50% 4.50%   --    --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.00% in 1999, gradually decreasing to 5.00% over five years and generally 7.40% in 1998, gradually decreasing to 5.00% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               ONE %    ONE %
                                                              INCREASE DECREASE
                                                              -------- --------
   Effect on total of service and interest cost components...    13%     (10%)
   Effect on accumulated postretirement benefit obligation...    11%     (10%)

The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  ---------------------
                              1999      1998      1997     1999    1998   1997
                            --------  --------  --------  ------  ------ ------
   Service cost............ $  8,172  $  6,927  $  5,310  $  973  $  942 $  885
   Interest cost...........   18,488    15,878    13,958   3,351   3,267  3,707
   Expected return on plan
    assets.................  (15,698)  (12,866)  (22,250)      0       0      0
   Net amortization and
    deferrals..............    1,322       669    11,092    (934)    167   (871)
                            --------  --------  --------  ------  ------ ------
   Net periodic benefit
    cost................... $ 12,284  $ 10,608  $  8,110  $3,390  $4,376 $3,721
                            ========  ========  ========  ======  ====== ======

SAVINGS AND INVESTMENT PLANS

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,187, $2,252 and $1,588 for the years ended
December 31, 1999, 1998 and 1997, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                         GROSS
                                                      RENTAL SUB-RENTAL  RENTAL
                                                      INCOME   INCOME   EXPENSE
                                                      ------ ---------- --------
   2000..............................................  $31    $ 7,845   $ 14,738
   2001..............................................    0      7,854     14,042
   2002..............................................    0      7,864     13,413
   2003..............................................    0      8,026     13,822
   2004..............................................    0      8,206     12,836
   Thereafter........................................    0     26,319    117,722
                                                       ---    -------   --------
     Total...........................................  $31    $66,114   $186,573
                                                       ===    =======   ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310, $8,612 and $3,155 were made during 1999, 1998 and 1997, respectively. The interest rate applied was 6.4%, 6.4% and 5.8% at January 31, 1999 and December 31, 1998 and 1997, respectively.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at the subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $75,053. No repayments were made during 1999, 1998 and 1997, respectively.

9. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $197, $204, and $43 in 1999, 1998, and 1997, respectively, of which $197,
$203, and $33 were to be credited against premium taxes.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

10. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                  YEARS ENDED DECEMBER 31,
                                                -------------------------------
                                                  1999       1998       1997
                                                ---------  ---------  ---------
Compensation................................... $  96,887  $  86,822  $  58,754
Commissions....................................   205,463    166,218     77,351
Interest and debt expense......................     5,493      9,374      6,750
Amortization of policy acquisition costs.......    29,831     31,874     17,091
Capitalization of policy acquisition costs.....  (216,913)  (182,943)  (157,670)
Rent expense, net of sub-lease income..........     5,550      4,252      4,473
Insurance taxes, licenses, and fees............    21,253     21,802     15,002
Other..........................................   234,317    179,260    122,591
                                                ---------  ---------  ---------
  Total........................................ $ 381,881  $ 316,659  $ 144,342
                                                =========  =========  =========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   ASSETS
   Fixed maturities......................................... $735,697  $735,697
   Equity securities........................................   22,685    22,685
   Policy loans.............................................  181,995   181,995
   Short-term investments...................................   62,619    62,619
   Cash and cash equivalents................................   84,371    84,371
   LIABILITIES
   Policyholder account balances............................   84,037    82,765
   Other policyholder funds.................................      525       525
   Short and long-term debt.................................   75,053    75,053

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1998:
   ASSETS
   Fixed maturities......................................... $769,364  $769,364
   Equity securities........................................   13,240    13,240
   Policy loans.............................................  135,800   135,800
   Short-term investments...................................   52,285    52,285
   Cash and cash equivalents................................   43,598    43,598
   LIABILITIES
   Policyholder account balances............................   23,365    22,524
   Other policyholder funds.................................      646       646
   Short and long-term debt.................................   82,855    82,855

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

POLICY LOANS

Policy loans are stated at unpaid principal balances, which approximates fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 399,864  $ 456,525  $ 307,290
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (435,980)  (336,821)  (279,510)
     Deferred policy acquisition costs........   930,703    710,961    565,769
     Deferred federal income taxes............   (38,669)   (42,334)   (42,066)
     Valuation of investments.................   (46,890)    53,514     56,873
     Statutory asset valuation reserves.......    13,514     10,636      8,388
     Statutory interest maintenance reserve...       462        816        571
     Surplus notes............................   (75,053)   (69,560)   (64,016)
     Receivables from reinsurance
      transactions............................     5,049     26,004     27,519
     Other, net...............................   100,303     35,330     52,724
                                               ---------  ---------  ---------
   GAAP equity................................ $ 853,303  $ 845,071  $ 633,542
                                               =========  =========  =========

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1999       1998       1997
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (40,928) $ (28,043) $ (37,358)
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances........................  (295,868)  (196,754)  (311,588)
     Deferred policy acquisition costs........   186,497    135,788    139,947
     Deferred federal income taxes............      (580)       688      3,801
     Valuation of investments.................    13,681    (13,490)         0
     Statutory interest maintenance reserve...      (354)       245        342
     Other, net...............................   183,276    113,003    226,825
                                               ---------  ---------  ---------
   GAAP net income............................ $  45,724  $  11,437  $  21,969
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


13. RELATED PARTY TRANSACTIONS

MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $160,792, $193,641 and $186,757 including accruals for administrative services on NEMLICO administered contracts for 1999, 1998, and 1997, respectively. In addition, $9,442, $14,123 and $600 for 1999, 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash.

During 1999, the Company paid $9,055 of preferred stock dividends to MetLife Credit Corporation.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $2,730 and $6,166 in 1999 and 1998, respectively under these agreements.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $4,219, $2,340 and $2,340 in 1999, 1998 and 1997, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $75,053 and $69,560 at December 31, 1999 and 1998, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $4,840,029 and $3,258,383 at December 31, 1999 and 1998, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $36,934, $30,714 and $12,642 in 1999, 1998 and 1997,
respectively.

15. YEAR 2000

The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                 DECEMBER 31, 1999
                          -------------------------------------------------------------------
                                                             GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP     LIFE,        AND
                             LIFE      ANNUITY    PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  --------  ------------ ----------
REVENUES
Premiums................  $   63,358  $        0  $     15  $ 28,652    $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369         0           0      220,841
Net Investment Income...     (31,181)       (108)      (13)      167      99,633       68,498
Investment Gains
 (Losses), Net..........         402           1         0        (1)      2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610     196,192      265,891
                          ----------  ----------  --------  --------    --------   ----------
  Total Revenues........     257,656      23,372     7,376    63,428     329,958      681,790

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814      40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30        (963)      10,721
Policyholder Dividends..       1,739           0         0       (32)     19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326     189,067      381,881
                          ----------  ----------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     263,743      28,073     7,529    60,138     247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290      82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244      28,332       29,344
                          ----------  ----------  --------  --------    --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046    $ 54,387   $   45,724
                          ==========  ==========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539    $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349           0    4,840,029
Liabilities
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936     517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349           0    4,840,029

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                                      CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     GROUP        AND
                             LIFE      ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)          0      173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
  Total Revenues........     197,399     13,646     3,914    42,202     264,392      521,553

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83         0          51        7,735
Policyholder Dividends..       1,135          4         0         3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
  Total Benefits and
   Other Deductions.....     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716           0    3,258,383
Liabilities
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716           0    3,258,383

NEW ENGLAND LIFE INSURANCE COMPANY

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)


                                                 DECEMBER 31, 1997
                          -----------------------------------------------------------------
                                                                     CORPORATE
                          INDIVIDUAL INDIVIDUAL  GROUP     GROUP        AND
                             LIFE     ANNUITY   PENSION   LIFE A&H  SUBSIDIARIES   TOTAL
                          ---------- ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   27,200  $     31  $      0  $ 3,743     $ 32,642   $   63,616
Universal Life and
 Investment-Type Product
 Policy Fees............     139,235     4,732       486      704            0      145,157
Net Investment Income...      31,905      (270)      (20)    (118)      29,562       61,059
Investment Gains
 (Losses), Net..........         523         0         0        0          367          890
Commissions, Fees and
 Other Revenues.........       9,542     3,253       266    4,383       10,858       28,302
                          ----------  --------  --------  -------     --------   ----------
  Total Revenues........     208,405     7,746       732    8,712       73,429      299,024

BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      71,010     3,431         0    3,827       21,912      100,180
Interest Credited to
 Policyholder Account
 Balances...............       5,371       664       149        0           36        6,220
Policyholder Dividends..         507         1         0        0       20,817       21,325
Other Operating Costs
 and Expenses...........      98,664    10,777     2,092    6,745       26,064      144,342
                          ----------  --------  --------  -------     --------   ----------
  Total Benefits and
   Other Deductions.....     175,552    14,873     2,241   10,572       68,829      272,067
Income from Operations
 Before Income Taxes....      32,853    (7,127)   (1,509)  (1,860)       4,600       26,957
Income Taxes............       2,701    (1,203)     (504)    (447)       4,441        4,988
                          ----------  --------  --------  -------     --------   ----------
Net Income..............  $   30,152  $ (5,924) $ (1,005) $(1,413)    $    159   $   21,969
                          ==========  ========  ========  =======     ========   ==========
Assets
Deferred Policy
 Acquisition Costs......  $  498,208  $ 24,226  $  1,347  $   877     $ 41,111   $  565,769
Separate Account Assets.   1,426,347   450,441   111,437        0            0    1,988,225
Liabilities
Policyholder
 Liabilities............     258,880    20,476       197    6,398      463,269      749,220
Separate Account
 Liabilities............   1,426,347   450,441   111,437        0            0    1,988,225

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT

  This is to acknowledge receipt of a Zenith Executive Advantage 2000 Prospectus dated May 1, 2000. This Variable Life policy is offered by New England Life Insurance Company.

-------------------------------------     -------------------------------------
               (Date)                             (Client's Signature)